UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Real Estate Index Fund (formerly Spartan® Real Estate Index Fund) Investor Class and Premium Class (formerly Fidelity Advantage® Class) Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Investor Class	20.54%	14.39%
Premium Class	20.68%	14.55%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Investor Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$19,322	Fidelity® Real Estate Index Fund - Investor Class
$19,594	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes produced strong gains that were about in line with the 20.92% increase of the Dow Jones U.S. Select Real Estate Securities Index℠. Real estate investment trusts (REITs) were propelled upward by strong performance in the industrial/office (+30%) and retail (+25%) sectors. Hotels (-5%) was the only segment that lost ground amid increased supply in certain high-demand markets. Prominent index constituents with weak absolute performance included Pebblebrook Hotel Trust (-24%), Host Hotels & Resorts (-4%) and DiamondRock Hospitality Company (-18%). In a strong market environment, however, there were many more gainers than losers. The leading performance impact came from Simon Property Group (+25%), a large operator of mall properties and by far the largest weighting in the index. Industrial REIT ProLogis also performed well, gaining about 39%, as warehouse operators benefited from a favorable business environment due to e-commerce growth. Other notable contributors this period included health care REITs Ventas (+37%) and Welltower (+22%), data-center owner Digital Realty Trust (+70%), and self-storage REIT Public Storage (+20%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.1	9.9
Public Storage	5.1	6.4
Prologis, Inc.	4.1	3.6
Welltower, Inc.	4.1	3.8
Ventas, Inc.	3.7	3.1
AvalonBay Communities, Inc.	3.7	4.0
Equity Residential (SBI)	3.6	4.8
Boston Properties, Inc.	3.1	3.1
Vornado Realty Trust	2.7	2.7
General Growth Properties, Inc.	2.7	2.8
	42.9

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.3	18.8
REITs - Regional Malls	16.2	16.4
REITs - Health Care	12.5	11.7
REITs - Office Property	12.4	11.3
REITs - Shopping Centers	10.3	10.0

Asset Allocation (% of fund's net assets)

As of July 31, 2016
Stocks and Equity Futures	100.0%

As of January 31, 2016
Stocks and Equity Futures	100.0%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Real Estate Investment Trusts - 99.6%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	158,835	$8,588,208
American Homes 4 Rent Class A	214,714	4,659,294
Apartment Investment & Management Co. Class A	190,703	8,766,617
AvalonBay Communities, Inc.	167,022	31,007,634
Camden Property Trust (SBI)	105,939	9,491,075
Colony Starwood Homes (a)	45,724	1,497,918
Education Realty Trust, Inc.	80,450	3,872,863
Equity Residential (SBI)	445,068	30,260,173
Essex Property Trust, Inc.	79,674	18,634,155
Mid-America Apartment Communities, Inc.	91,948	9,748,327
Monogram Residential Trust, Inc.	203,052	2,174,687
Post Properties, Inc.	65,130	4,141,617
Silver Bay Realty Trust Corp.	43,182	778,140
UDR, Inc.	325,291	12,110,584
		145,731,292
REITs - Diversified - 10.1%
Apple Hospitality (REIT), Inc.	189,293	3,855,898
Cousins Properties, Inc.	243,054	2,586,095
Digital Realty Trust, Inc. (a)	178,782	18,675,568
Duke Realty LP	421,255	12,127,931
DuPont Fabros Technology, Inc.	90,622	4,334,450
Forest City Realty Trust, Inc.	267,293	6,321,479
Liberty Property Trust (SBI)	178,544	7,388,151
NexPoint Residential Trust, Inc.	25,930	505,376
PS Business Parks, Inc.	23,739	2,632,418
TIER REIT, Inc. (a)	58,131	1,013,223
Vornado Realty Trust	216,073	23,206,240
Washington REIT (SBI)	88,831	3,046,015
		85,692,844
REITs - Health Care - 12.5%
Care Capital Properties, Inc.	102,218	3,023,601
HCP, Inc.	568,769	22,312,808
Healthcare Realty Trust, Inc.	137,372	4,967,372
LTC Properties, Inc.	46,169	2,471,427
Senior Housing Properties Trust (SBI)	289,168	6,422,421
Universal Health Realty Income Trust (SBI)	14,931	890,933
Ventas, Inc.	411,741	31,358,195
Welltower, Inc. (a)	434,709	34,485,465
		105,932,222
REITs - Hotels - 5.1%
Ashford Hospitality Prime, Inc.	31,186	469,037
Ashford Hospitality Trust, Inc.	99,038	590,266
DiamondRock Hospitality Co.	244,566	2,401,638
FelCor Lodging Trust, Inc.	155,728	988,873
Hersha Hospitality Trust	53,621	1,013,437
Hospitality Properties Trust (SBI)	184,538	5,888,608
Host Hotels & Resorts, Inc. (a)	909,999	16,143,382
LaSalle Hotel Properties (SBI) (a)	137,670	3,792,809
Pebblebrook Hotel Trust	87,745	2,601,639
RLJ Lodging Trust	151,977	3,607,934
Sunstone Hotel Investors, Inc.	263,730	3,507,609
Xenia Hotels & Resorts, Inc.	131,457	2,360,968
		43,366,200
REITs - Manufactured Homes - 1.7%
Equity Lifestyle Properties, Inc.	97,859	8,047,924
Sun Communities, Inc.	76,079	6,021,653
		14,069,577
REITs - Office Property - 12.4%
Alexandria Real Estate Equities, Inc. (a)	89,956	10,102,059
Boston Properties, Inc.	187,051	26,585,559
Brandywine Realty Trust (SBI)	213,114	3,595,233
Columbia Property Trust, Inc.	150,345	3,653,384
Corporate Office Properties Trust (SBI)	115,256	3,453,070
Douglas Emmett, Inc.	170,981	6,504,117
Equity Commonwealth (b)	152,823	4,587,746
First Potomac Realty Trust	70,739	715,171
Franklin Street Properties Corp.	108,578	1,391,970
Highwoods Properties, Inc. (SBI)	118,615	6,609,228
Hudson Pacific Properties, Inc.	130,611	4,415,958
Kilroy Realty Corp.	112,246	8,217,530
Mack-Cali Realty Corp.	109,151	3,078,058
New York (REIT), Inc.	200,959	1,917,149
Parkway Properties, Inc.	99,309	1,724,997
Piedmont Office Realty Trust, Inc. Class A	176,707	3,876,952
SL Green Realty Corp.	122,058	14,380,874
		104,809,055
REITs - Regional Malls - 16.2%
CBL & Associates Properties, Inc.	185,097	2,274,842
General Growth Properties, Inc.	709,805	22,678,270
Pennsylvania Real Estate Investment Trust (SBI)	84,595	2,152,097
Simon Property Group, Inc.	376,765	85,540,724
Tanger Factory Outlet Centers, Inc.	115,731	4,830,612
Taubman Centers, Inc.	73,480	5,946,002
The Macerich Co.	153,696	13,715,831
		137,138,378
REITs - Shopping Centers - 10.3%
Acadia Realty Trust (SBI)	87,195	3,283,764
Brixmor Property Group, Inc.	276,947	7,865,295
Cedar Shopping Centers, Inc.	91,449	735,250
DDR Corp.	373,769	7,378,200
Equity One, Inc.	110,734	3,684,120
Federal Realty Investment Trust (SBI)	86,339	14,651,728
Kimco Realty Corp.	511,003	16,403,196
Kite Realty Group Trust	101,512	3,086,980
Ramco-Gershenson Properties Trust (SBI)	96,480	1,914,163
Regency Centers Corp.	124,960	10,612,853
Retail Opportunity Investments Corp.	129,464	2,955,663
Saul Centers, Inc.	13,862	931,111
Seritage Growth Properties (a)	17,952	898,677
Urban Edge Properties	112,544	3,366,191
Weingarten Realty Investors (SBI)	140,574	6,071,391
WP Glimcher, Inc.	225,652	2,861,267
		86,699,849
REITs - Storage - 8.2%
CubeSmart	216,168	6,422,351
Extra Space Storage, Inc.	152,467	13,115,211
National Storage Affiliates Trust	41,022	876,640
Public Storage	179,455	42,875,389
Sovran Self Storage, Inc.	56,434	5,777,149
		69,066,740
REITs - Warehouse/Industrial - 5.8%
DCT Industrial Trust, Inc.	107,822	5,414,821
EastGroup Properties, Inc.	39,184	2,884,726
First Industrial Realty Trust, Inc.	142,285	4,193,139
Prologis, Inc.	639,735	34,859,160
Rexford Industrial Realty, Inc.	80,390	1,837,715
		49,189,561

TOTAL REAL ESTATE INVESTMENT TRUSTS		841,695,718

TOTAL COMMON STOCKS
Cost ($691,119,287)		841,695,718
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.54% 3/2/17 (c)
(Cost $249,205)	250,000	249,378
	Shares	Value

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.42% (d)	6,647,700	$6,647,700
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	59,503,225	59,503,225
TOTAL MONEY MARKET FUNDS
(Cost $66,150,925)		66,150,925
TOTAL INVESTMENT PORTFOLIO - 107.5%
(Cost $757,519,417)		908,096,021
NET OTHER ASSETS (LIABILITIES) - (7.5)%		(63,194,737)
NET ASSETS - 100%		$844,901,284

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
29 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2016	3,143,890	$167,373

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $115,711.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,413
Fidelity Securities Lending Cash Central Fund	61,710
Total	$75,123

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$841,695,718	$841,695,718	$--	$--
U.S. Treasury Obligations	249,378	--	249,378	--
Money Market Funds	66,150,925	66,150,925	--	--
Total Investments in Securities:	$908,096,021	$907,846,643	$249,378	$--
Derivative Instruments:
Assets
Futures Contracts	$167,373	$167,373	$--	$--
Total Assets	$167,373	$167,373	$--	$--
Total Derivative Instruments:	$167,373	$167,373	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$167,373	$0
Total Equity Risk	167,373	0
Total Value of Derivatives	$167,373	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $58,449,244) — See accompanying schedule: Unaffiliated issuers (cost $691,368,492)	$841,945,096
Fidelity Central Funds (cost $66,150,925)	66,150,925
Total Investments (cost $757,519,417)		$908,096,021
Cash		21,234
Receivable for fund shares sold		2,741,621
Dividends receivable		398,626
Distributions receivable from Fidelity Central Funds		10,063
Receivable for daily variation margin for derivative instruments		4,242
Other receivables		293
Total assets		911,272,100
Liabilities
Payable for investments purchased	$6,329,148
Payable for fund shares redeemed	474,304
Accrued management fee	46,611
Other affiliated payables	17,528
Collateral on securities loaned, at value	59,503,225
Total liabilities		66,370,816
Net Assets		$844,901,284
Net Assets consist of:
Paid in capital		$685,516,892
Undistributed net investment income		3,240,857
Accumulated undistributed net realized gain (loss) on investments		5,399,558
Net unrealized appreciation (depreciation) on investments		150,743,977
Net Assets		$844,901,284
Investor Class:
Net Asset Value, offering price and redemption price per share ($38,444,428 ÷ 2,227,138 shares)		$17.26
Premium Class:
Net Asset Value, offering price and redemption price per share ($787,359,155 ÷ 45,560,442 shares)		$17.28
Institutional Class:
Net Asset Value, offering price and redemption price per share ($19,097,701 ÷ 1,104,882 shares)		$17.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$16,939,528
Interest		897
Income from Fidelity Central Funds		75,123
Total income		17,015,548
Expenses
Management fee	$816,594
Transfer agent fees	330,530
Independent trustees' fees and expenses	2,638
Miscellaneous	1,273
Total expenses before reductions	1,151,035
Expense reductions	(549,343)	601,692
Net investment income (loss)		16,413,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,029,092
Futures contracts	(57,117)
Total net realized gain (loss)		7,971,975
Change in net unrealized appreciation (depreciation) on: Investment securities	105,121,872
Futures contracts	132,164
Total change in net unrealized appreciation (depreciation)		105,254,036
Net gain (loss)		113,226,011
Net increase (decrease) in net assets resulting from operations		$129,639,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,413,856	$11,422,753
Net realized gain (loss)	7,971,975	(659,801)
Change in net unrealized appreciation (depreciation)	105,254,036	19,441,596
Net increase (decrease) in net assets resulting from operations	129,639,867	30,204,548
Distributions to shareholders from net investment income	(14,949,615)	(10,423,355)
Distributions to shareholders from net realized gain	–	(2,252,319)
Total distributions	(14,949,615)	(12,675,674)
Share transactions - net increase (decrease)	188,967,696	213,123,824
Redemption fees	50,370	208,255
Total increase (decrease) in net assets	303,708,318	230,860,953
Net Assets
Beginning of period	541,192,966	310,332,013
End of period	$844,901,284	$541,192,966
Other Information
Undistributed net investment income end of period	$3,240,857	$2,318,395

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.67	$13.59	$12.41	$11.93	$10.00
Income from Investment Operations
Net investment income (loss)B	.38	.33	.29	.25	.20
Net realized and unrealized gain (loss)	2.57	1.15	1.19	.48	1.86
Total from investment operations	2.95	1.48	1.48	.73	2.06
Distributions from net investment income	(.36)	(.32)	(.27)	(.22)	(.13)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.36)	(.41)	(.31)	(.26)	(.13)
Redemption fees added to paid in capitalB	–C	.01	.01	.01	–C
Net asset value, end of period	$17.26	$14.67	$13.59	$12.41	$11.93
Total ReturnD,E	20.54%	11.04%	12.38%	6.30%	20.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	.32%	.33%	.33%	.33%	.33%H
Expenses net of fee waivers, if any	.23%	.23%	.23%	.25%	.26%H
Expenses net of all reductions	.23%	.23%	.23%	.25%	.26%H
Net investment income (loss)	2.53%	2.27%	2.33%	2.13%	1.98%H
Supplemental Data
Net assets, end of period (000 omitted)	$38,444	$30,832	$12,888	$7,493	$19,998
Portfolio turnover rateI	5%	12%	14%	44%	67%J

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$13.60	$12.43	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.40	.35	.31	.28	.21
Net realized and unrealized gain (loss)	2.57	1.16	1.18	.48	1.87
Total from investment operations	2.97	1.51	1.49	.76	2.08
Distributions from net investment income	(.38)	(.34)	(.28)	(.24)	(.14)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.38)	(.43)	(.33)C	(.28)	(.14)
Redemption fees added to paid in capitalB	–D	.01	.01	.01	–D
Net asset value, end of period	$17.28	$14.69	$13.60	$12.43	$11.94
Total ReturnE,F	20.68%	11.26%	12.43%	6.53%	20.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.18%	.19%	.19%	.19%	.19%I
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.12%I
Expenses net of all reductions	.09%	.09%	.09%	.09%	.12%I
Net investment income (loss)	2.67%	2.41%	2.47%	2.28%	2.12%I
Supplemental Data
Net assets, end of period (000 omitted)	$787,359	$496,878	$286,413	$155,140	$28,294
Portfolio turnover rateJ	5%	12%	14%	44%	67%K

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$13.60	$12.43	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.41	.36	.32	.28	.20
Net realized and unrealized gain (loss)	2.56	1.15	1.17	.48	1.88
Total from investment operations	2.97	1.51	1.49	.76	2.08
Distributions from net investment income	(.38)	(.34)	(.29)	(.24)	(.14)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.38)	(.43)	(.33)	(.28)	(.14)
Redemption fees added to paid in capitalB	–C	.01	.01	.01	–C
Net asset value, end of period	$17.28	$14.69	$13.60	$12.43	$11.94
Total ReturnD,E	20.71%	11.29%	12.46%	6.57%	20.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	.14%	.15%	.15%	.15%	.15%H
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.08%H
Expenses net of all reductions	.07%	.07%	.07%	.07%	.08%H
Net investment income (loss)	2.69%	2.43%	2.49%	2.30%	2.16%H
Supplemental Data
Net assets, end of period (000 omitted)	$19,098	$13,484	$11,030	$148	$139
Portfolio turnover rateI	5%	12%	14%	44%	67%J

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Real Estate Index Fund (the Fund) (formerly Spartan Real Estate Index Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class (formerly Fidelity Advantage Class) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$161,483,349
Gross unrealized depreciation	(13,505,009)
Net unrealized appreciation (depreciation) on securities	$147,978,340
Tax Cost	$760,117,681

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,240,855
Undistributed long-term capital gain	$8,165,197
Net unrealized appreciation (depreciation) on securities and other investments	$147,978,340

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$14,949,615	$ 10,423,355
Long-term Capital Gains	–	2,252,319
Total	$14,949,615	$ 12,675,674

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(57,117) and a change in net unrealized appreciation (depreciation) of $132,164 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $238,546,456 and $29,464,076, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective July 1, 2016, the Board approved an amendment to the management contract to reduce the management fee from an annual rate of .14% to .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective July 1, 2016, the Board also approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Prior to July 1, 2016, the investment adviser paid class-level expenses of .33%, .19% and .15% for Investor Class, Premium Class and Institutional Class, respectively.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Effective July 1, 2016, under the amended expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02%, of class-level average net assets, respectively. Institutional Class will not pay a transfer agent fee. Prior to July 1, 2016, Investor Class, Premium Class and Institutional Class paid a portion of the transfer agent fees at an annual rate of .19%, .05% and .01% of class-level average net assets, respectively.

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Investor Class	$63,935.19
Premium Class	265,271.05
Institutional Class	1,324.01
	$330,530

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,273 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $61,710.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

	Expense Limitations(a)	Reimbursement
Investor Class	.23%	$31,015
Premium Class	.09%	507,641
Institutional Class	.07%	10,641

 (a) Effective July 1, 2016, the expense limitations were discontinued.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $46.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Investor Class	$783,713	$576,873
Premium Class	13,798,744	9,302,198
Institutional Class	367,158	544,284
Total	$14,949,615	$10,423,355
From net realized gain
Investor Class	$–	$121,766
Premium Class	–	2,036,764
Institutional Class	–	93,789
Total	$–	$2,252,319

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Investor Class
Shares sold	3,361,459	5,533,585	$51,660,505	$82,439,512
Reinvestment of distributions	48,895	44,175	719,656	636,562
Shares redeemed	(3,284,601)	(4,425,075)	(50,740,114)	(66,605,301)
Net increase (decrease)	125,753	1,152,685	$1,640,047	$16,470,773
Premium Class
Shares sold	19,422,058	24,485,884	$299,300,103	$366,174,180
Reinvestment of distributions	864,240	733,471	12,737,257	10,555,202
Shares redeemed	(8,553,405)	(12,451,331)	(127,620,205)	(181,720,041)
Net increase (decrease)	11,732,893	12,768,024	$184,417,155	$195,009,341
Institutional Class
Shares sold	479,351	2,172,905	$7,318,127	$31,581,799
Reinvestment of distributions	24,930	44,086	367,158	638,073
Shares redeemed	(317,208)	(2,110,090)	(4,774,791)	(30,576,162)
Net increase (decrease)	187,073	106,901	$2,910,494	$1,643,710

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund (formerly Spartan Real Estate Index Fund):

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Index Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Investor Class	.23%
Actual		$1,000.00	$1,202.50	$1.26
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Premium Class	.09%
Actual		$1,000.00	$1,203.70	$.49
Hypothetical-C		$1,000.00	$1,024.42	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,203.00	$.38
Hypothetical-C		$1,000.00	$1,024.52	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/12/16	09/09/16	$0.07900	$0.158
Premium Class	09/12/16	09/09/16	$0.08543	$0.158
Institutional Class	09/12/16	09/09/16	$0.08635	$0.158

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $9,182,383, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Index Fund

On July 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted to ratify an amended and restated management contract (the Amended Contract) for the fund to decrease the management fees paid by the fund to Fidelity Management & Research Company (FMR), the fund's investment adviser, by 7 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Amended Contract.

Nature, Extent, and Quality of Services Provided. The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the sub-advisers to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2015 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2015 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 7 basis points than the current management fee rate. The Board also considered that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract.

In connection with its review of the fund's total expenses, the Board considered the effects of new contractual arrangements for the fund that oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: 0.23%: Investor; 0.09%: Premium; 0.07%: Institutional. The Board also considered that the total expense ratio for each class of the fund would continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure based on the competitive mapped group data provided to the Board at its July 2016 meeting in connection with the annual renewal of the existing management contract and sub-advisory agreements

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2015 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider FMR's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2015 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will contractually limit expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

URX-ANN-0916
1.929332.104

Fidelity® Real Estate Index Fund (formerly Spartan® Real Estate Index Fund) Institutional Class Annual Report July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2016	Past 1 year	Life of fundA
Institutional Class	20.71%	14.58%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Institutional Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$19,476	Fidelity® Real Estate Index Fund - Institutional Class
$19,594	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes produced strong gains that were about in line with the 20.92% increase of the Dow Jones U.S. Select Real Estate Securities Index℠. Real estate investment trusts (REITs) were propelled upward by strong performance in the industrial/office (+30%) and retail (+25%) sectors. Hotels (-5%) was the only segment that lost ground amid increased supply in certain high-demand markets. Prominent index constituents with weak absolute performance included Pebblebrook Hotel Trust (-24%), Host Hotels & Resorts (-4%) and DiamondRock Hospitality Company (-18%). In a strong market environment, however, there were many more gainers than losers. The leading performance impact came from Simon Property Group (+25%), a large operator of mall properties and by far the largest weighting in the index. Industrial REIT ProLogis also performed well, gaining about 39%, as warehouse operators benefited from a favorable business environment due to e-commerce growth. Other notable contributors this period included health care REITs Ventas (+37%) and Welltower (+22%), data-center owner Digital Realty Trust (+70%), and self-storage REIT Public Storage (+20%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.1	9.9
Public Storage	5.1	6.4
Prologis, Inc.	4.1	3.6
Welltower, Inc.	4.1	3.8
Ventas, Inc.	3.7	3.1
AvalonBay Communities, Inc.	3.7	4.0
Equity Residential (SBI)	3.6	4.8
Boston Properties, Inc.	3.1	3.1
Vornado Realty Trust	2.7	2.7
General Growth Properties, Inc.	2.7	2.8
	42.9

Top Five REIT Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	17.3	18.8
REITs - Regional Malls	16.2	16.4
REITs - Health Care	12.5	11.7
REITs - Office Property	12.4	11.3
REITs - Shopping Centers	10.3	10.0

Asset Allocation (% of fund's net assets)

As of July 31, 2016
Stocks and Equity Futures	100.0%

As of January 31, 2016
Stocks and Equity Futures	100.0%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Real Estate Investment Trusts - 99.6%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	158,835	$8,588,208
American Homes 4 Rent Class A	214,714	4,659,294
Apartment Investment & Management Co. Class A	190,703	8,766,617
AvalonBay Communities, Inc.	167,022	31,007,634
Camden Property Trust (SBI)	105,939	9,491,075
Colony Starwood Homes (a)	45,724	1,497,918
Education Realty Trust, Inc.	80,450	3,872,863
Equity Residential (SBI)	445,068	30,260,173
Essex Property Trust, Inc.	79,674	18,634,155
Mid-America Apartment Communities, Inc.	91,948	9,748,327
Monogram Residential Trust, Inc.	203,052	2,174,687
Post Properties, Inc.	65,130	4,141,617
Silver Bay Realty Trust Corp.	43,182	778,140
UDR, Inc.	325,291	12,110,584
		145,731,292
REITs - Diversified - 10.1%
Apple Hospitality (REIT), Inc.	189,293	3,855,898
Cousins Properties, Inc.	243,054	2,586,095
Digital Realty Trust, Inc. (a)	178,782	18,675,568
Duke Realty LP	421,255	12,127,931
DuPont Fabros Technology, Inc.	90,622	4,334,450
Forest City Realty Trust, Inc.	267,293	6,321,479
Liberty Property Trust (SBI)	178,544	7,388,151
NexPoint Residential Trust, Inc.	25,930	505,376
PS Business Parks, Inc.	23,739	2,632,418
TIER REIT, Inc. (a)	58,131	1,013,223
Vornado Realty Trust	216,073	23,206,240
Washington REIT (SBI)	88,831	3,046,015
		85,692,844
REITs - Health Care - 12.5%
Care Capital Properties, Inc.	102,218	3,023,601
HCP, Inc.	568,769	22,312,808
Healthcare Realty Trust, Inc.	137,372	4,967,372
LTC Properties, Inc.	46,169	2,471,427
Senior Housing Properties Trust (SBI)	289,168	6,422,421
Universal Health Realty Income Trust (SBI)	14,931	890,933
Ventas, Inc.	411,741	31,358,195
Welltower, Inc. (a)	434,709	34,485,465
		105,932,222
REITs - Hotels - 5.1%
Ashford Hospitality Prime, Inc.	31,186	469,037
Ashford Hospitality Trust, Inc.	99,038	590,266
DiamondRock Hospitality Co.	244,566	2,401,638
FelCor Lodging Trust, Inc.	155,728	988,873
Hersha Hospitality Trust	53,621	1,013,437
Hospitality Properties Trust (SBI)	184,538	5,888,608
Host Hotels & Resorts, Inc. (a)	909,999	16,143,382
LaSalle Hotel Properties (SBI) (a)	137,670	3,792,809
Pebblebrook Hotel Trust	87,745	2,601,639
RLJ Lodging Trust	151,977	3,607,934
Sunstone Hotel Investors, Inc.	263,730	3,507,609
Xenia Hotels & Resorts, Inc.	131,457	2,360,968
		43,366,200
REITs - Manufactured Homes - 1.7%
Equity Lifestyle Properties, Inc.	97,859	8,047,924
Sun Communities, Inc.	76,079	6,021,653
		14,069,577
REITs - Office Property - 12.4%
Alexandria Real Estate Equities, Inc. (a)	89,956	10,102,059
Boston Properties, Inc.	187,051	26,585,559
Brandywine Realty Trust (SBI)	213,114	3,595,233
Columbia Property Trust, Inc.	150,345	3,653,384
Corporate Office Properties Trust (SBI)	115,256	3,453,070
Douglas Emmett, Inc.	170,981	6,504,117
Equity Commonwealth (b)	152,823	4,587,746
First Potomac Realty Trust	70,739	715,171
Franklin Street Properties Corp.	108,578	1,391,970
Highwoods Properties, Inc. (SBI)	118,615	6,609,228
Hudson Pacific Properties, Inc.	130,611	4,415,958
Kilroy Realty Corp.	112,246	8,217,530
Mack-Cali Realty Corp.	109,151	3,078,058
New York (REIT), Inc.	200,959	1,917,149
Parkway Properties, Inc.	99,309	1,724,997
Piedmont Office Realty Trust, Inc. Class A	176,707	3,876,952
SL Green Realty Corp.	122,058	14,380,874
		104,809,055
REITs - Regional Malls - 16.2%
CBL & Associates Properties, Inc.	185,097	2,274,842
General Growth Properties, Inc.	709,805	22,678,270
Pennsylvania Real Estate Investment Trust (SBI)	84,595	2,152,097
Simon Property Group, Inc.	376,765	85,540,724
Tanger Factory Outlet Centers, Inc.	115,731	4,830,612
Taubman Centers, Inc.	73,480	5,946,002
The Macerich Co.	153,696	13,715,831
		137,138,378
REITs - Shopping Centers - 10.3%
Acadia Realty Trust (SBI)	87,195	3,283,764
Brixmor Property Group, Inc.	276,947	7,865,295
Cedar Shopping Centers, Inc.	91,449	735,250
DDR Corp.	373,769	7,378,200
Equity One, Inc.	110,734	3,684,120
Federal Realty Investment Trust (SBI)	86,339	14,651,728
Kimco Realty Corp.	511,003	16,403,196
Kite Realty Group Trust	101,512	3,086,980
Ramco-Gershenson Properties Trust (SBI)	96,480	1,914,163
Regency Centers Corp.	124,960	10,612,853
Retail Opportunity Investments Corp.	129,464	2,955,663
Saul Centers, Inc.	13,862	931,111
Seritage Growth Properties (a)	17,952	898,677
Urban Edge Properties	112,544	3,366,191
Weingarten Realty Investors (SBI)	140,574	6,071,391
WP Glimcher, Inc.	225,652	2,861,267
		86,699,849
REITs - Storage - 8.2%
CubeSmart	216,168	6,422,351
Extra Space Storage, Inc.	152,467	13,115,211
National Storage Affiliates Trust	41,022	876,640
Public Storage	179,455	42,875,389
Sovran Self Storage, Inc.	56,434	5,777,149
		69,066,740
REITs - Warehouse/Industrial - 5.8%
DCT Industrial Trust, Inc.	107,822	5,414,821
EastGroup Properties, Inc.	39,184	2,884,726
First Industrial Realty Trust, Inc.	142,285	4,193,139
Prologis, Inc.	639,735	34,859,160
Rexford Industrial Realty, Inc.	80,390	1,837,715
		49,189,561

TOTAL REAL ESTATE INVESTMENT TRUSTS		841,695,718

TOTAL COMMON STOCKS
Cost ($691,119,287)		841,695,718
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.54% 3/2/17 (c)
(Cost $249,205)	250,000	249,378
	Shares	Value

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.42% (d)	6,647,700	$6,647,700
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	59,503,225	59,503,225
TOTAL MONEY MARKET FUNDS
(Cost $66,150,925)		66,150,925
TOTAL INVESTMENT PORTFOLIO - 107.5%
(Cost $757,519,417)		908,096,021
NET OTHER ASSETS (LIABILITIES) - (7.5)%		(63,194,737)
NET ASSETS - 100%		$844,901,284

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
29 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2016	3,143,890	$167,373

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $115,711.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,413
Fidelity Securities Lending Cash Central Fund	61,710
Total	$75,123

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$841,695,718	$841,695,718	$--	$--
U.S. Treasury Obligations	249,378	--	249,378	--
Money Market Funds	66,150,925	66,150,925	--	--
Total Investments in Securities:	$908,096,021	$907,846,643	$249,378	$--
Derivative Instruments:
Assets
Futures Contracts	$167,373	$167,373	$--	$--
Total Assets	$167,373	$167,373	$--	$--
Total Derivative Instruments:	$167,373	$167,373	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$167,373	$0
Total Equity Risk	167,373	0
Total Value of Derivatives	$167,373	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $58,449,244) — See accompanying schedule: Unaffiliated issuers (cost $691,368,492)	$841,945,096
Fidelity Central Funds (cost $66,150,925)	66,150,925
Total Investments (cost $757,519,417)		$908,096,021
Cash		21,234
Receivable for fund shares sold		2,741,621
Dividends receivable		398,626
Distributions receivable from Fidelity Central Funds		10,063
Receivable for daily variation margin for derivative instruments		4,242
Other receivables		293
Total assets		911,272,100
Liabilities
Payable for investments purchased	$6,329,148
Payable for fund shares redeemed	474,304
Accrued management fee	46,611
Other affiliated payables	17,528
Collateral on securities loaned, at value	59,503,225
Total liabilities		66,370,816
Net Assets		$844,901,284
Net Assets consist of:
Paid in capital		$685,516,892
Undistributed net investment income		3,240,857
Accumulated undistributed net realized gain (loss) on investments		5,399,558
Net unrealized appreciation (depreciation) on investments		150,743,977
Net Assets		$844,901,284
Investor Class:
Net Asset Value, offering price and redemption price per share ($38,444,428 ÷ 2,227,138 shares)		$17.26
Premium Class:
Net Asset Value, offering price and redemption price per share ($787,359,155 ÷ 45,560,442 shares)		$17.28
Institutional Class:
Net Asset Value, offering price and redemption price per share ($19,097,701 ÷ 1,104,882 shares)		$17.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2016
Investment Income
Dividends		$16,939,528
Interest		897
Income from Fidelity Central Funds		75,123
Total income		17,015,548
Expenses
Management fee	$816,594
Transfer agent fees	330,530
Independent trustees' fees and expenses	2,638
Miscellaneous	1,273
Total expenses before reductions	1,151,035
Expense reductions	(549,343)	601,692
Net investment income (loss)		16,413,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,029,092
Futures contracts	(57,117)
Total net realized gain (loss)		7,971,975
Change in net unrealized appreciation (depreciation) on: Investment securities	105,121,872
Futures contracts	132,164
Total change in net unrealized appreciation (depreciation)		105,254,036
Net gain (loss)		113,226,011
Net increase (decrease) in net assets resulting from operations		$129,639,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2016	Year ended July 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,413,856	$11,422,753
Net realized gain (loss)	7,971,975	(659,801)
Change in net unrealized appreciation (depreciation)	105,254,036	19,441,596
Net increase (decrease) in net assets resulting from operations	129,639,867	30,204,548
Distributions to shareholders from net investment income	(14,949,615)	(10,423,355)
Distributions to shareholders from net realized gain	–	(2,252,319)
Total distributions	(14,949,615)	(12,675,674)
Share transactions - net increase (decrease)	188,967,696	213,123,824
Redemption fees	50,370	208,255
Total increase (decrease) in net assets	303,708,318	230,860,953
Net Assets
Beginning of period	541,192,966	310,332,013
End of period	$844,901,284	$541,192,966
Other Information
Undistributed net investment income end of period	$3,240,857	$2,318,395

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.67	$13.59	$12.41	$11.93	$10.00
Income from Investment Operations
Net investment income (loss)B	.38	.33	.29	.25	.20
Net realized and unrealized gain (loss)	2.57	1.15	1.19	.48	1.86
Total from investment operations	2.95	1.48	1.48	.73	2.06
Distributions from net investment income	(.36)	(.32)	(.27)	(.22)	(.13)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.36)	(.41)	(.31)	(.26)	(.13)
Redemption fees added to paid in capitalB	–C	.01	.01	.01	–C
Net asset value, end of period	$17.26	$14.67	$13.59	$12.41	$11.93
Total ReturnD,E	20.54%	11.04%	12.38%	6.30%	20.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	.32%	.33%	.33%	.33%	.33%H
Expenses net of fee waivers, if any	.23%	.23%	.23%	.25%	.26%H
Expenses net of all reductions	.23%	.23%	.23%	.25%	.26%H
Net investment income (loss)	2.53%	2.27%	2.33%	2.13%	1.98%H
Supplemental Data
Net assets, end of period (000 omitted)	$38,444	$30,832	$12,888	$7,493	$19,998
Portfolio turnover rateI	5%	12%	14%	44%	67%J

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$13.60	$12.43	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.40	.35	.31	.28	.21
Net realized and unrealized gain (loss)	2.57	1.16	1.18	.48	1.87
Total from investment operations	2.97	1.51	1.49	.76	2.08
Distributions from net investment income	(.38)	(.34)	(.28)	(.24)	(.14)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.38)	(.43)	(.33)C	(.28)	(.14)
Redemption fees added to paid in capitalB	–D	.01	.01	.01	–D
Net asset value, end of period	$17.28	$14.69	$13.60	$12.43	$11.94
Total ReturnE,F	20.68%	11.26%	12.43%	6.53%	20.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.18%	.19%	.19%	.19%	.19%I
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.12%I
Expenses net of all reductions	.09%	.09%	.09%	.09%	.12%I
Net investment income (loss)	2.67%	2.41%	2.47%	2.28%	2.12%I
Supplemental Data
Net assets, end of period (000 omitted)	$787,359	$496,878	$286,413	$155,140	$28,294
Portfolio turnover rateJ	5%	12%	14%	44%	67%K

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.69	$13.60	$12.43	$11.94	$10.00
Income from Investment Operations
Net investment income (loss)B	.41	.36	.32	.28	.20
Net realized and unrealized gain (loss)	2.56	1.15	1.17	.48	1.88
Total from investment operations	2.97	1.51	1.49	.76	2.08
Distributions from net investment income	(.38)	(.34)	(.29)	(.24)	(.14)
Distributions from net realized gain	–	(.09)	(.04)	(.04)	–
Total distributions	(.38)	(.43)	(.33)	(.28)	(.14)
Redemption fees added to paid in capitalB	–C	.01	.01	.01	–C
Net asset value, end of period	$17.28	$14.69	$13.60	$12.43	$11.94
Total ReturnD,E	20.71%	11.29%	12.46%	6.57%	20.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	.14%	.15%	.15%	.15%	.15%H
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.08%H
Expenses net of all reductions	.07%	.07%	.07%	.07%	.08%H
Net investment income (loss)	2.69%	2.43%	2.49%	2.30%	2.16%H
Supplemental Data
Net assets, end of period (000 omitted)	$19,098	$13,484	$11,030	$148	$139
Portfolio turnover rateI	5%	12%	14%	44%	67%J

 A For the period September 8, 2011 (commencement of operations) to July 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity Real Estate Index Fund (the Fund) (formerly Spartan Real Estate Index Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class (formerly Fidelity Advantage Class) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$161,483,349
Gross unrealized depreciation	(13,505,009)
Net unrealized appreciation (depreciation) on securities	$147,978,340
Tax Cost	$760,117,681

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,240,855
Undistributed long-term capital gain	$8,165,197
Net unrealized appreciation (depreciation) on securities and other investments	$147,978,340

The tax character of distributions paid was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$14,949,615	$ 10,423,355
Long-term Capital Gains	–	2,252,319
Total	$14,949,615	$ 12,675,674

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(57,117) and a change in net unrealized appreciation (depreciation) of $132,164 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $238,546,456 and $29,464,076, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective July 1, 2016, the Board approved an amendment to the management contract to reduce the management fee from an annual rate of .14% to .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective July 1, 2016, the Board also approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Prior to July 1, 2016, the investment adviser paid class-level expenses of .33%, .19% and .15% for Investor Class, Premium Class and Institutional Class, respectively.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Effective July 1, 2016, under the amended expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02%, of class-level average net assets, respectively. Institutional Class will not pay a transfer agent fee. Prior to July 1, 2016, Investor Class, Premium Class and Institutional Class paid a portion of the transfer agent fees at an annual rate of .19%, .05% and .01% of class-level average net assets, respectively.

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Investor Class	$63,935.19
Premium Class	265,271.05
Institutional Class	1,324.01
	$330,530

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,273 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $61,710.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

	Expense Limitations(a)	Reimbursement
Investor Class	.23%	$31,015
Premium Class	.09%	507,641
Institutional Class	.07%	10,641

 (a) Effective July 1, 2016, the expense limitations were discontinued.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $46.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2016	Year ended July 31, 2015
From net investment income
Investor Class	$783,713	$576,873
Premium Class	13,798,744	9,302,198
Institutional Class	367,158	544,284
Total	$14,949,615	$10,423,355
From net realized gain
Investor Class	$–	$121,766
Premium Class	–	2,036,764
Institutional Class	–	93,789
Total	$–	$2,252,319

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2016	Year ended July 31, 2015
Investor Class
Shares sold	3,361,459	5,533,585	$51,660,505	$82,439,512
Reinvestment of distributions	48,895	44,175	719,656	636,562
Shares redeemed	(3,284,601)	(4,425,075)	(50,740,114)	(66,605,301)
Net increase (decrease)	125,753	1,152,685	$1,640,047	$16,470,773
Premium Class
Shares sold	19,422,058	24,485,884	$299,300,103	$366,174,180
Reinvestment of distributions	864,240	733,471	12,737,257	10,555,202
Shares redeemed	(8,553,405)	(12,451,331)	(127,620,205)	(181,720,041)
Net increase (decrease)	11,732,893	12,768,024	$184,417,155	$195,009,341
Institutional Class
Shares sold	479,351	2,172,905	$7,318,127	$31,581,799
Reinvestment of distributions	24,930	44,086	367,158	638,073
Shares redeemed	(317,208)	(2,110,090)	(4,774,791)	(30,576,162)
Net increase (decrease)	187,073	106,901	$2,910,494	$1,643,710

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund (formerly Spartan Real Estate Index Fund):

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Index Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Investor Class	.23%
Actual		$1,000.00	$1,202.50	$1.26
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Premium Class	.09%
Actual		$1,000.00	$1,203.70	$.49
Hypothetical-C		$1,000.00	$1,024.42	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,203.00	$.38
Hypothetical-C		$1,000.00	$1,024.52	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/12/16	09/09/16	$0.07900	$0.158
Premium Class	09/12/16	09/09/16	$0.08543	$0.158
Institutional Class	09/12/16	09/09/16	$0.08635	$0.158

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $9,182,383, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Index Fund

On July 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted to ratify an amended and restated management contract (the Amended Contract) for the fund to decrease the management fees paid by the fund to Fidelity Management & Research Company (FMR), the fund's investment adviser, by 7 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Amended Contract.

Nature, Extent, and Quality of Services Provided. The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the sub-advisers to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2015 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2015 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 7 basis points than the current management fee rate. The Board also considered that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract.

In connection with its review of the fund's total expenses, the Board considered the effects of new contractual arrangements for the fund that oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: 0.23%: Investor; 0.09%: Premium; 0.07%: Institutional. The Board also considered that the total expense ratio for each class of the fund would continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure based on the competitive mapped group data provided to the Board at its July 2016 meeting in connection with the annual renewal of the existing management contract and sub-advisory agreements

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2015 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive. Because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider FMR's costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2015 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with the approval of the fund's Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund's management fee and FMR will contractually limit expenses. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be ratified and approved.

URX-I-ANN-0916
1.929343.104

Fidelity® SAI Real Estate Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2016

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2016

% of fund's net assets
Simon Property Group, Inc.	10.1
Public Storage	5.1
Prologis, Inc.	4.1
Welltower, Inc.	4.1
Ventas, Inc.	3.7
AvalonBay Communities, Inc.	3.7
Equity Residential (SBI)	3.6
Boston Properties, Inc.	3.2
Vornado Realty Trust	2.7
General Growth Properties, Inc.	2.7
43.0

Top Five REIT Sectors as of July 31, 2016

% of fund's net assets
REITs - Apartments	17.3
REITs - Regional Malls	16.3
REITs - Health Care	12.6
REITs - Office Property	12.5
REITs - Shopping Centers	10.1

Asset Allocation (% of fund's net assets)

As of July 31, 2016
Stocks and Equity Futures	100.0%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Real Estate Investment Trusts - 99.7%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	19,785	$1,069,775
American Homes 4 Rent Class A	26,745	580,367
Apartment Investment & Management Co. Class A	23,824	1,095,189
AvalonBay Communities, Inc.	20,825	3,866,161
Camden Property Trust (SBI)	13,237	1,185,903
Colony Starwood Homes	5,695	186,568
Education Realty Trust, Inc.	10,021	482,411
Equity Residential (SBI)	55,492	3,772,901
Essex Property Trust, Inc.	9,935	2,323,598
Mid-America Apartment Communities, Inc.	11,480	1,217,110
Monogram Residential Trust, Inc.	25,291	270,867
Post Properties, Inc.	8,113	515,906
Silver Bay Realty Trust Corp.	5,378	96,912
UDR, Inc.	40,577	1,510,682
		18,174,350
REITs - Diversified - 10.1%
Apple Hospitality (REIT), Inc.	23,578	480,284
Cousins Properties, Inc.	30,274	322,115
Digital Realty Trust, Inc.	22,288	2,328,204
Duke Realty LP	52,578	1,513,721
DuPont Fabros Technology, Inc.	11,287	539,857
Forest City Realty Trust, Inc.	33,293	787,379
Liberty Property Trust (SBI)	22,337	924,305
NexPoint Residential Trust, Inc.	3,230	62,953
PS Business Parks, Inc.	2,958	328,013
TIER REIT, Inc.	7,241	126,211
Vornado Realty Trust	26,956	2,895,074
Washington REIT (SBI)	11,066	379,453
		10,687,569
REITs - Health Care - 12.6%
Care Capital Properties, Inc.	12,732	376,613
HCP, Inc.	70,909	2,781,760
Healthcare Realty Trust, Inc.	17,134	619,565
LTC Properties, Inc.	5,750	307,798
Senior Housing Properties Trust (SBI)	36,018	799,960
Universal Health Realty Income Trust (SBI)	1,860	110,986
Ventas, Inc.	51,366	3,912,035
Welltower, Inc.	54,229	4,301,987
		13,210,704
REITs - Hotels - 5.1%
Ashford Hospitality Prime, Inc.	3,885	58,430
Ashford Hospitality Trust, Inc.	12,336	73,523
DiamondRock Hospitality Co.	30,463	299,147
FelCor Lodging Trust, Inc.	19,398	123,177
Hersha Hospitality Trust	6,679	126,233
Hospitality Properties Trust (SBI)	23,103	737,217
Host Hotels & Resorts, Inc.	113,580	2,014,909
LaSalle Hotel Properties (SBI)	17,147	472,400
Pebblebrook Hotel Trust	10,930	324,075
RLJ Lodging Trust	18,930	449,398
Sunstone Hotel Investors, Inc.	32,849	436,892
Xenia Hotels & Resorts, Inc.	16,374	294,077
		5,409,478
REITs - Manufactured Homes - 1.7%
Equity Lifestyle Properties, Inc.	12,189	1,002,423
Sun Communities, Inc.	9,489	751,054
		1,753,477
REITs - Office Property - 12.5%
Alexandria Real Estate Equities, Inc.	11,228	1,260,904
Boston Properties, Inc.	23,350	3,318,736
Brandywine Realty Trust (SBI)	26,545	447,814
Columbia Property Trust, Inc.	18,726	455,042
Corporate Office Properties Trust (SBI)	14,355	430,076
Douglas Emmett, Inc.	21,297	810,138
Equity Commonwealth (a)	19,035	571,431
First Potomac Realty Trust	8,811	89,079
Franklin Street Properties Corp.	13,524	173,378
Highwoods Properties, Inc. (SBI)	14,774	823,207
Hudson Pacific Properties, Inc.	16,316	551,644
Kilroy Realty Corp.	14,030	1,027,136
Mack-Cali Realty Corp.	13,595	383,379
New York (REIT), Inc.	25,031	238,796
Parkway Properties, Inc.	12,370	214,867
Piedmont Office Realty Trust, Inc. Class A	22,223	487,573
SL Green Realty Corp.	15,227	1,794,045
		13,077,245
REITs - Regional Malls - 16.3%
CBL & Associates Properties, Inc.	23,055	283,346
General Growth Properties, Inc.	88,510	2,827,895
Pennsylvania Real Estate Investment Trust (SBI)	10,537	268,061
Simon Property Group, Inc.	46,999	10,670,648
Tanger Factory Outlet Centers, Inc.	14,415	601,682
Taubman Centers, Inc.	9,153	740,661
The Macerich Co.	19,174	1,711,088
		17,103,381
REITs - Shopping Centers - 10.1%
Acadia Realty Trust (SBI)	10,860	408,988
Brixmor Property Group, Inc.	34,510	980,084
Cedar Shopping Centers, Inc.	11,391	91,584
DDR Corp.	46,763	923,102
Equity One, Inc.	13,793	458,893
Federal Realty Investment Trust (SBI)	10,766	1,826,990
Kimco Realty Corp.	63,743	2,046,150
Kite Realty Group Trust	12,644	384,504
Ramco-Gershenson Properties Trust (SBI)	12,017	238,417
Regency Centers Corp.	15,564	1,321,851
Retail Opportunity Investments Corp.	16,137	368,408
Saul Centers, Inc.	1,726	115,935
Seritage Growth Properties	2,237	111,984
Urban Edge Properties	14,018	419,278
Weingarten Realty Investors (SBI)	17,635	761,656
WP Glimcher, Inc.	28,107	356,397
		10,814,221
REITs - Storage - 8.3%
CubeSmart	26,925	799,942
Extra Space Storage, Inc.	19,012	1,635,412
National Storage Affiliates Trust	5,120	109,414
Public Storage	22,386	5,348,463
Sovran Self Storage, Inc.	7,029	719,559
		8,612,790
REITs - Warehouse/Industrial - 5.7%
DCT Industrial Trust, Inc.	13,430	674,455
EastGroup Properties, Inc.	4,881	359,339
First Industrial Realty Trust, Inc.	17,723	522,297
Prologis, Inc.	79,771	4,346,722
Rexford Industrial Realty, Inc.	10,013	228,897
		6,131,710

TOTAL REAL ESTATE INVESTMENT TRUSTS		104,974,925

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 0.42% (b)
(Cost $431,667)	431,667	431,667
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $101,352,288)		105,406,592
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(112,029)
NET ASSETS - 100%		$105,294,563

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
3 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2016	325,230	$11,200

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,252
Total	$2,252

Investment Valuation

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$11,200	$0
Total Equity Risk	11,200	0
Total Value of Derivatives	$11,200	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $100,920,621)	$104,974,925
Fidelity Central Funds (cost $431,667)	431,667
Total Investments (cost $101,352,288)		$105,406,592
Segregated cash with brokers for derivative instruments		16,800
Dividends receivable		46,420
Distributions receivable from Fidelity Central Funds		2,236
Receivable for daily variation margin for derivative instruments		640
Prepaid expenses		11,625
Receivable from investment adviser for expense reductions		4,651
Total assets		105,488,964
Liabilities
Payable for investments purchased	$154,106
Accrued management fee	5,207
Other affiliated payables	5,578
Other payables and accrued expenses	29,510
Total liabilities		194,401
Net Assets		$105,294,563
Net Assets consist of:
Paid in capital		$101,138,112
Undistributed net investment income		71,100
Accumulated undistributed net realized gain (loss) on investments		19,847
Net unrealized appreciation (depreciation) on investments		4,065,504
Net Assets, for 8,735,753 shares outstanding		$105,294,563
Net Asset Value, offering price and redemption price per share ($105,294,563 ÷ 8,735,753 shares)		$12.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period February 2, 2016 (commencement of operations) to July 31, 2016
Investment Income
Dividends		$84,476
Income from Fidelity Central Funds		2,252
Total income		86,728
Expenses
Management fee	$5,736
Transfer agent fees	5,910
Accounting fees and expenses	172
Custodian fees and expenses	648
Independent trustees' fees and expenses	2
Registration fees	10,990
Audit	34,245
Miscellaneous	386
Total expenses before reductions	58,089
Expense reductions	(51,575)	6,514
Net investment income (loss)		80,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,065
Futures contracts	3,782
Total net realized gain (loss)		19,847
Change in net unrealized appreciation (depreciation) on: Investment securities	4,054,304
Futures contracts	11,200
Total change in net unrealized appreciation (depreciation)		4,065,504
Net gain (loss)		4,085,351
Net increase (decrease) in net assets resulting from operations		$4,165,565

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period February 2, 2016 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$80,214
Net realized gain (loss)	19,847
Change in net unrealized appreciation (depreciation)	4,065,504
Net increase (decrease) in net assets resulting from operations	4,165,565
Distributions to shareholders from net investment income	(9,114)
Share transactions
Proceeds from sales of shares	101,129,300
Reinvestment of distributions	9,114
Cost of shares redeemed	(302)
Net increase (decrease) in net assets resulting from share transactions	101,138,112
Total increase (decrease) in net assets	105,294,563
Net Assets
Beginning of period	–
End of period	$105,294,563
Other Information
Undistributed net investment income end of period	$71,100
Shares
Sold	8,734,938
Issued in reinvestment of distributions	844
Redeemed	(29)
Net increase (decrease)	8,735,753

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI Real Estate Index Fund

Period ended July 31, 2016A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	2.08
Total from investment operations	2.14
Distributions from net investment income	(.09)
Net asset value, end of period	$12.05
Total ReturnC,D	21.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%G
Expenses net of fee waivers, if any	.09%G
Expenses net of all reductions	.09%G
Net investment income (loss)	1.06%G
Supplemental Data
Net assets, end of period (000 omitted)	$105,295
Portfolio turnover rateH	1%I

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity SAI Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,837,251
Gross unrealized depreciation	(783,482)
Net unrealized appreciation (depreciation) on securities	$4,053,769
Tax Cost	$101,352,823

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$77,848
Undistributed long-term capital gain	$24,835
Net unrealized appreciation (depreciation) on securities and other investments	$4,053,769

The tax character of distributions paid was as follows:

July 31, 2016
Ordinary Income	$9,114

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $3,782 and a change in net unrealized appreciation (depreciation) of $11,200 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $101,052,380 and $117,136, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Pursuant to the management contract and separate expense contract approved by the Board of Trustees effective July 1, 2016. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets. Under the expense contract, total expenses of the Fidelity SAI Real Estate Index Fund are limited to an annual rate of .145% of the class' average net assets, with certain exceptions.

Prior to July 1, 2016, there was no expense contract in place and under the management contract the management fee was based on an annual rate of .12% of the Fund's average net assets. For the reporting period, the Fund's total annualized management fee rate was .08% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .09% of average net assets. This reimbursement will remain in place through September 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $51,551.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Small-Mid Cap Fund was the owner of record of 99% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Real Estate Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 2, 2016 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI Real Estate Index Fund as of July 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 2, 2016 (commencement of operations) to July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 21, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 2, 2016 to July 31, 2016). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2016	Expenses Paid During Period
Actual	.09%	$1,000.00	$1,215.20	.49B
Hypothetical-C		$1,000.00	$1,024.42	.45D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the period February 2, 2016 to July 31, 2016).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Real Estate Index Fund voted to pay on September 12, 2016, to shareholders of record at the opening of business on September 9, 2016 a distribution of $0.005 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.026 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $24,835, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Real Estate Index Fund

On September 17, 2015, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation programs and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including its size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered Geode's experience in managing other index funds under the Board's supervision.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio  The Board considered the fund's proposed management fee and the projected total expense ratio of the fund after the effect of the contractual expense cap referred to in the next paragraph in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable and that the management and sub-advisory fee rates paid by other Fidelity equity index funds had been considered in proposing the management fee rate for the fund. The Board also considered that the projected total expense ratio of the fund is below the median expense ratio of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR had contractually agreed to reimburse the fund through September 30, 2017 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed 0.09%.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Additional Information Considered by the Board:  The Board also received information explaining that the fund's investments will be chosen using an investment discipline developed by Geode, the sub-adviser to Fidelity's equity index funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts

Fidelity SAI Real Estate Index Fund

On July 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted to ratify an amended and restated management contract (the Amended Contract) for the fund to decrease the management fees paid by the fund to Fidelity Management & Research Company (FMR), the fund's investment adviser, by 5 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Amended Contract.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the sub-advisers to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, and the benefits to shareholders of investment in a large fund family, in connection with the approval of the fund's current management and sub-advisory agreements. At its September 2015 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio  The Board considered that it received and reviewed information regarding the fund’s management fee rate and total expense ratio compared to “mapped groups” of competitive funds and classes at the current management fee and expense levels in connection with the approval of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2015 meeting that the fund’s management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 5 basis points than the current management fee rate. The Board also considered that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the approval of the existing management contract.

In connection with its review of the fund’s total expenses, the Board considered the effects of new contractual arrangements for the fund that oblige FMR to pay all “class-level” expenses of the fund’s current share class to the extent necessary to limit total expenses, with certain exceptions, to 0.145%. The Board also considered that the total expense ratio for the fund would continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure based on the competitive mapped group data provided to the Board in connection with its approval of the existing management contract and sub-advisory agreements.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it had not previously reviewed information about the level of FMR’s profitability with respect to the fund given that the fund had recently launched. Nonetheless, because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider FMR’s costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract. In connection with its future renewal of the fund’s management agreement and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders.

Economies of Scale.  The Board considered that, at its September 2015 meeting, it had noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and that Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. In connection with the approval of the fund’s Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund’s management fee and FMR will contractually limit expenses. The Board will review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Amended Contract should be ratified and approved.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

SV8-ANN-0916
1.9870987.100

Fidelity® SAI Small-Mid Cap 500 Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI Small-Mid Cap 500 Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500 Index performed over the same period.

Period Ending Values
$10,326	Fidelity® SAI Small-Mid Cap 500 Index Fund
$10,335	Russell SMID 500 Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  From the fund’s inception date on August 12, 2015, through July 31, 2016, the fund gained 3.26%, roughly in line with the 3.35% return of the benchmark Russell SMID 500 Index. Utilities (+28%) fared particularly well, as investors sought out defensive, yield-oriented stocks in a continued-low interest rate environment. In this category, water and wastewater provider American Water Works Company and Michigan-based natural gas and electricity provider CMS Energy were the biggest individual contributors in absolute terms. Elsewhere, strong fiscal fourth-quarter same-store sales growth helped lift shares of Ulta Salon Cosmetics & Fragrance. Specialty chemicals company Albemarle saw its stock gain about 71% for the period, while Duke Realty, a real estate investment trust (REIT), partly benefited from its ownership of industrial facilities, a corner of the REIT universe that saw strong demand this period. In contrast, the biggest individual detractor was WestRock, a maker of packaging materials, whose shares returned -30%. Other notable detractors were Community Health Systems, an operator of acute health care centers, which continued to struggle with integrating some recently acquired hospitals into its business, and GoPro, a maker of wearable cameras that saw its stock return -82%, reflecting investors’ increased skepticism about the firm’s business prospects amid heightened competition.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Hologic, Inc.	0.5	0.4
Iron Mountain, Inc.	0.5	0.3
Duke Realty LP	0.5	0.4
Fortune Brands Home & Security, Inc.	0.4	0.4
WhiteWave Foods Co.	0.4	0.3
	2.3

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	25.8
Industrials	15.2	16.0
Consumer Discretionary	13.2	15.0
Information Technology	13.2	12.9
Health Care	10.0	9.5

Asset Allocation (% of fund's net assets)

As of July 31, 2016*
Stocks and Equity Futures	100.0%

 * Foreign investments - 6.3%

As of January 31, 2016*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 6.0%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 13.2%
Auto Components - 1.2%
Gentex Corp.	46,029	$813,332
Hertz Global Holdings, Inc. (a)	11,724	570,724
Lear Corp.	12,004	1,361,854
The Goodyear Tire & Rubber Co.	43,290	1,241,124
Visteon Corp.	5,549	388,929
		4,375,963
Automobiles - 0.2%
Thor Industries, Inc.	7,820	598,543
Distributors - 0.2%
Pool Corp.	6,560	670,957
Diversified Consumer Services - 0.8%
Graham Holdings Co.	704	354,281
H&R Block, Inc. (b)	36,508	868,525
Service Corp. International	30,490	845,183
ServiceMaster Global Holdings, Inc. (a)	22,032	833,471
		2,901,460
Hotels, Restaurants & Leisure - 2.1%
ARAMARK Holdings Corp.	39,371	1,411,450
Brinker International, Inc. (b)	8,998	424,166
Choice Hotels International, Inc.	5,359	258,786
Domino's Pizza, Inc.	8,112	1,194,898
Dunkin' Brands Group, Inc.	14,898	675,028
Extended Stay America, Inc. unit	12,055	170,699
Hyatt Hotels Corp. Class A (a)(b)	3,899	196,666
International Game Technology PLC	15,279	319,331
Panera Bread Co. Class A (a)(b)	3,630	796,132
Six Flags Entertainment Corp.	11,624	655,477
U.S. Foods Holding Corp.	7,309	176,585
Vail Resorts, Inc.	5,849	836,816
Wendy's Co. (b)	34,054	328,962
		7,444,996
Household Durables - 2.2%
CalAtlantic Group, Inc. (b)	12,138	439,517
Harman International Industries, Inc.	11,445	945,815
Leggett & Platt, Inc.	21,542	1,132,463
Lennar Corp.:
Class A (b)	29,415	1,376,622
Class B	1,553	58,300
NVR, Inc. (a)	569	970,145
PulteGroup, Inc.	56,012	1,186,334
Tempur Sealy International, Inc. (a)(b)	8,651	654,275
Toll Brothers, Inc. (a)	25,124	703,723
Tupperware Brands Corp. (b)	8,160	511,469
		7,978,663
Internet & Catalog Retail - 0.3%
Groupon, Inc. Class A (a)(b)	59,504	286,809
Liberty Interactive Corp. (Venture Group) Series A (a)	21,631	815,705
		1,102,514
Leisure Products - 0.6%
Brunswick Corp.	14,698	729,315
Polaris Industries, Inc. (b)	9,784	966,170
Vista Outdoor, Inc. (a)	9,852	493,093
		2,188,578
Media - 2.0%
AMC Networks, Inc. Class A (a)	9,685	536,162
Cable One, Inc.	762	399,197
Cinemark Holdings, Inc.	17,217	647,359
Clear Channel Outdoor Holding, Inc. Class A	5,680	39,703
Interpublic Group of Companies, Inc.	65,275	1,505,242
John Wiley & Sons, Inc. Class A	7,209	415,959
Lions Gate Entertainment Corp. (b)	15,238	304,608
Live Nation Entertainment, Inc. (a)	21,311	584,348
Regal Entertainment Group Class A (b)	13,137	308,982
Starz Series A (a)(b)	13,696	414,030
Tegna, Inc.	35,381	774,844
The Madison Square Garden Co. (a)	3,157	577,068
Tribune Media Co. Class A	12,609	467,163
		6,974,665
Multiline Retail - 0.2%
Dillard's, Inc. Class A	3,096	209,537
JC Penney Corp., Inc. (a)(b)	49,980	482,807
		692,344
Specialty Retail - 2.5%
AutoNation, Inc. (a)(b)	10,568	563,803
Burlington Stores, Inc. (a)	11,416	873,438
Cabela's, Inc. Class A (a)	8,133	419,907
CST Brands, Inc.	12,098	541,023
Dick's Sporting Goods, Inc.	14,193	727,959
Foot Locker, Inc.	21,944	1,308,301
GameStop Corp. Class A (b)	16,612	514,141
Michaels Companies, Inc. (a)	15,096	397,931
Murphy U.S.A., Inc. (a)	6,013	460,836
Penske Automotive Group, Inc.	6,249	247,585
Sally Beauty Holdings, Inc. (a)	23,758	696,822
Staples, Inc.	104,796	973,555
Urban Outfitters, Inc. (a)	14,508	433,789
Williams-Sonoma, Inc. (b)	14,361	776,643
		8,935,733
Textiles, Apparel & Luxury Goods - 0.9%
Carter's, Inc.	8,136	823,770
Kate Spade & Co. (a)	20,788	450,892
lululemon athletica, Inc. (a)(b)	15,787	1,225,861
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,176	508,648
		3,009,171

TOTAL CONSUMER DISCRETIONARY		46,873,587

CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 0.8%
Casey's General Stores, Inc.	6,316	843,439
Manitowoc Foodservice, Inc.(a)(b)	20,526	376,447
Rite Aid Corp. (a)	167,185	1,170,295
Sprouts Farmers Market LLC (a)(b)	22,680	524,588
		2,914,769
Food Products - 2.2%
Blue Buffalo Pet Products, Inc. (a)	9,701	249,122
Flowers Foods, Inc. (b)	28,070	516,207
Ingredion, Inc.	11,667	1,554,511
Pilgrim's Pride Corp.	9,637	224,060
Pinnacle Foods, Inc.	18,774	942,643
Post Holdings, Inc. (a)	10,422	903,275
The Hain Celestial Group, Inc. (a)	16,539	873,094
TreeHouse Foods, Inc. (a)	8,903	918,701
WhiteWave Foods Co. (a)	28,252	1,567,703
		7,749,316
Household Products - 0.3%
Energizer Holdings, Inc.	9,983	514,424
Spectrum Brands Holdings, Inc. (b)	3,992	514,050
		1,028,474
Personal Products - 0.6%
Coty, Inc. Class A (b)	7,377	198,220
Edgewell Personal Care Co. (a)	9,582	810,733
Herbalife Ltd. (a)(b)	11,984	815,032
Nu Skin Enterprises, Inc. Class A (b)	8,935	477,129
		2,301,114

TOTAL CONSUMER STAPLES		13,993,673

ENERGY - 5.3%
Energy Equipment & Services - 1.6%
Diamond Offshore Drilling, Inc. (b)	10,469	237,856
Dril-Quip, Inc. (a)	6,149	334,690
Ensco PLC Class A	49,009	449,413
FMC Technologies, Inc. (a)	36,670	930,685
Frank's International NV (b)	5,679	69,965
Nabors Industries Ltd.	44,762	402,858
Noble Corp.	39,313	290,130
Oceaneering International, Inc.	15,913	443,654
Patterson-UTI Energy, Inc.	23,463	454,948
Rowan Companies PLC (b)	20,420	311,201
RPC, Inc. (a)(b)	9,392	136,090
Superior Energy Services, Inc.	24,424	390,051
Transocean Ltd. (United States) (b)	56,102	616,561
Weatherford International Ltd. (a)	145,135	824,367
		5,892,469
Oil, Gas & Consumable Fuels - 3.7%
Chesapeake Energy Corp. (a)(b)	98,903	536,054
CONSOL Energy, Inc. (b)	36,884	714,812
Diamondback Energy, Inc.	12,676	1,112,826
Energen Corp.	15,759	746,661
Gulfport Energy Corp. (a)	20,395	593,291
HollyFrontier Corp. (b)	26,341	669,588
Kosmos Energy Ltd. (a)	25,275	140,276
Laredo Petroleum, Inc. (a)(b)	23,338	233,847
Memorial Resource Development Corp. (a)	16,476	246,810
Murphy Oil Corp. (b)	26,523	727,526
Newfield Exploration Co. (a)	32,280	1,397,724
Parsley Energy, Inc. Class A (a)	24,552	699,978
PBF Energy, Inc. Class A	15,888	354,938
QEP Resources, Inc.	38,815	706,433
Rice Energy, Inc. (a)	19,348	451,195
SM Energy Co.	10,931	296,558
Southwestern Energy Co. (a)(b)	79,661	1,161,457
Targa Resources Corp.	25,375	945,473
Whiting Petroleum Corp. (a)(b)	32,819	241,876
World Fuel Services Corp.	11,233	534,691
WPX Energy, Inc. (a)	54,083	540,289
		13,052,303

TOTAL ENERGY		18,944,772

FINANCIALS - 26.6%
Banks - 3.3%
Associated Banc-Corp.	24,229	450,659
Bank of Hawaii Corp. (b)	6,891	474,928
BankUnited, Inc.	16,124	484,042
BOK Financial Corp. (b)	4,165	271,683
Commerce Bancshares, Inc.	13,503	638,557
Cullen/Frost Bankers, Inc.	8,629	585,823
East West Bancorp, Inc.	23,314	797,805
First Horizon National Corp.	37,442	545,156
Huntington Bancshares, Inc. (b)	128,958	1,225,101
PacWest Bancorp	19,280	797,228
Peoples United Financial, Inc.	50,241	761,654
Popular, Inc.	16,642	560,669
Signature Bank (a)	8,584	1,032,140
SVB Financial Group (a)	8,413	844,833
Synovus Financial Corp.	20,221	615,527
TCF Financial Corp.	25,508	346,654
Western Alliance Bancorp. (a)	15,162	515,963
Zions Bancorporation	32,718	912,178
		11,860,600
Capital Markets - 1.9%
Artisan Partners Asset Management, Inc.	6,095	170,416
E*TRADE Financial Corp. (a)	45,384	1,138,231
Eaton Vance Corp. (non-vtg.)	17,823	673,888
Federated Investors, Inc. Class B (non-vtg.)	15,174	479,043
Lazard Ltd. Class A	20,703	739,925
Legg Mason, Inc.	17,087	583,350
LPL Financial (b)	13,962	376,276
NorthStar Asset Management Group, Inc.	29,973	355,480
Raymond James Financial, Inc.	20,546	1,127,975
SEI Investments Co.	20,753	933,885
		6,578,469
Consumer Finance - 0.5%
Credit Acceptance Corp. (a)(b)	1,342	242,459
Navient Corp.	53,451	759,004
OneMain Holdings, Inc. (a)	8,607	248,226
Santander Consumer U.S.A. Holdings, Inc. (a)	17,212	189,160
SLM Corp. (a)	69,192	497,490
		1,936,339
Diversified Financial Services - 1.3%
CBOE Holdings, Inc.	13,161	905,477
FactSet Research Systems, Inc.	6,501	1,117,912
MarketAxess Holdings, Inc.	5,956	962,847
Morningstar, Inc.	2,910	246,128
MSCI, Inc. Class A	14,798	1,273,220
		4,505,584
Insurance - 5.5%
Alleghany Corp. (a)	2,417	1,313,640
Allied World Assurance Co. Holdings AG	14,213	582,591
American Financial Group, Inc.	11,110	812,141
American National Insurance Co.	1,181	135,047
AmTrust Financial Services, Inc.	14,340	342,296
Arch Capital Group Ltd. (a)	18,639	1,353,751
Arthur J. Gallagher & Co.	28,526	1,403,194
Aspen Insurance Holdings Ltd.	9,765	448,799
Assurant, Inc.	10,038	833,254
Assured Guaranty Ltd.	21,622	579,253
Axis Capital Holdings Ltd.	14,860	825,919
Brown & Brown, Inc.	18,914	693,387
Endurance Specialty Holdings Ltd.	10,386	702,405
Erie Indemnity Co. Class A	3,960	386,852
Everest Re Group Ltd.	6,812	1,287,536
First American Financial Corp.	17,321	724,191
Hanover Insurance Group, Inc.	6,871	565,758
Mercury General Corp.	4,427	245,123
Old Republic International Corp.	39,287	761,382
ProAssurance Corp.	8,536	440,970
Reinsurance Group of America, Inc.	10,381	1,030,314
RenaissanceRe Holdings Ltd.	6,870	807,362
Torchmark Corp.	19,315	1,195,019
Validus Holdings Ltd.	12,212	603,639
W.R. Berkley Corp.	15,570	906,018
White Mountains Insurance Group Ltd.	764	627,488
		19,607,329
Real Estate Investment Trusts - 13.5%
Alexandria Real Estate Equities, Inc. (b)	12,527	1,406,782
American Campus Communities, Inc.	21,236	1,148,231
American Capital Agency Corp.	53,920	1,056,293
American Homes 4 Rent Class A	27,046	586,898
Apartment Investment & Management Co. Class A	25,321	1,164,006
Apple Hospitality (REIT), Inc.	26,701	543,899
Brandywine Realty Trust (SBI)	27,945	471,432
Brixmor Property Group, Inc.	31,085	882,814
Camden Property Trust (SBI) (b)	13,885	1,243,957
Care Capital Properties, Inc.	13,625	403,028
Chimera Investment Corp.	30,462	511,152
Columbia Property Trust, Inc.	20,097	488,357
Communications Sales & Leasing, Inc.	19,846	616,814
Corporate Office Properties Trust (SBI)	15,344	459,706
Corrections Corp. of America	18,981	608,341
CubeSmart	28,835	856,688
CyrusOne, Inc.	11,486	629,663
DCT Industrial Trust, Inc.	14,633	734,869
DDR Corp.	50,006	987,118
Douglas Emmett, Inc.	22,722	864,345
Duke Realty LP	56,268	1,619,956
Empire State Realty Trust, Inc.	19,719	413,902
EPR Properties	10,249	861,121
Equity Commonwealth (a)	19,833	595,387
Equity Lifestyle Properties, Inc.	12,416	1,021,092
Equity One, Inc.	14,870	494,725
Forest City Realty Trust, Inc.	37,122	877,935
Gaming & Leisure Properties	30,420	1,089,949
Healthcare Trust of America, Inc.	21,972	748,147
Highwoods Properties, Inc. (SBI)	15,567	867,393
Hospitality Properties Trust (SBI)	24,326	776,243
Iron Mountain, Inc.	42,320	1,744,007
Kilroy Realty Corp.	14,709	1,076,846
Lamar Advertising Co. Class A	13,329	904,506
Liberty Property Trust (SBI)	23,749	982,734
MFA Financial, Inc.	60,103	451,975
Mid-America Apartment Communities, Inc.	12,241	1,297,791
National Retail Properties, Inc.	23,222	1,234,482
NorthStar Realty Finance Corp.	29,168	390,851
Omega Healthcare Investors, Inc.	29,920	1,032,240
Outfront Media, Inc.	22,432	521,993
Paramount Group, Inc.	29,274	516,101
Piedmont Office Realty Trust, Inc. Class A	23,523	516,095
Post Properties, Inc.	8,557	544,140
Rayonier, Inc.	19,933	542,576
Regency Centers Corp.	16,755	1,423,002
Retail Properties America, Inc.	38,589	680,324
Senior Housing Properties Trust (SBI)	38,259	849,732
Sovran Self Storage, Inc.	7,424	759,995
Spirit Realty Capital, Inc.	77,938	1,065,412
Starwood Property Trust, Inc.	37,672	821,250
Store Capital Corp.	24,516	764,654
Sun Communities, Inc.	10,154	803,689
Tanger Factory Outlet Centers, Inc.	15,149	632,319
Taubman Centers, Inc.	9,506	769,226
Two Harbors Investment Corp.	56,184	491,610
Weingarten Realty Investors (SBI)	18,923	817,284
WP Carey, Inc.	16,830	1,222,700
		47,887,777
Real Estate Management & Development - 0.6%
Howard Hughes Corp. (a)	5,873	701,589
Jones Lang LaSalle, Inc.	7,316	800,883
Realogy Holdings Corp. (a)	23,493	728,048
		2,230,520
Thrifts & Mortgage Finance - 0.0%
TFS Financial Corp.	9,349	170,152

TOTAL FINANCIALS		94,776,770

HEALTH CARE - 10.0%
Biotechnology - 2.0%
ACADIA Pharmaceuticals, Inc. (a)(b)	14,689	544,081
Agios Pharmaceuticals, Inc. (a)(b)	4,628	209,324
Alkermes PLC (a)	24,440	1,219,556
Alnylam Pharmaceuticals, Inc. (a)(b)	12,161	827,921
Intercept Pharmaceuticals, Inc. (a)(b)	2,666	461,298
Intrexon Corp. (a)(b)	9,011	228,249
Ionis Pharmaceuticals, Inc.(a)(b)	19,564	571,073
Juno Therapeutics, Inc. (a)(b)	10,202	315,548
Neurocrine Biosciences, Inc. (a)	13,965	701,462
Opko Health, Inc. (a)(b)	52,261	519,997
Seattle Genetics, Inc. (a)(b)	15,630	751,178
United Therapeutics Corp. (a)	7,159	866,311
		7,215,998
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	6,449	760,789
Alere, Inc. (a)	14,047	526,763
Align Technology, Inc. (a)	11,733	1,045,997
DexCom, Inc. (a)	13,358	1,232,008
Hill-Rom Holdings, Inc.	10,636	568,281
Hologic, Inc. (a)	45,374	1,746,436
IDEXX Laboratories, Inc. (a)	14,429	1,353,296
ResMed, Inc. (b)	22,638	1,559,305
Teleflex, Inc.	7,097	1,279,660
The Cooper Companies, Inc.	7,724	1,409,398
West Pharmaceutical Services, Inc.	11,665	936,466
		12,418,399
Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc. (a)(b)	11,838	668,847
AmSurg Corp. (a)	8,743	655,812
Brookdale Senior Living, Inc. (a)	29,921	552,641
Envision Healthcare Holdings, Inc. (a)	30,240	743,602
LifePoint Hospitals, Inc. (a)	6,542	387,156
MEDNAX, Inc. (a)	14,885	1,025,725
Patterson Companies, Inc.	13,622	672,382
Premier, Inc. (a)	7,435	243,125
Tenet Healthcare Corp. (a)	13,025	398,695
VCA, Inc. (a)	12,631	901,096
Wellcare Health Plans, Inc. (a)	7,193	768,212
		7,017,293
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a)	30,311	427,991
athenahealth, Inc. (a)(b)	6,327	808,527
Inovalon Holdings, Inc. Class A (a)(b)	9,660	179,869
Veeva Systems, Inc. Class A (a)(b)	15,601	592,682
		2,009,069
Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories, Inc. Class A (a)	3,371	489,098
Bio-Techne Corp.	5,969	671,035
Bruker Corp.	16,989	423,366
Charles River Laboratories International, Inc. (a)	7,585	666,949
PerkinElmer, Inc.	17,643	1,004,240
QIAGEN NV (a)	37,081	993,771
Quintiles Transnational Holdings, Inc. (a)	13,409	1,041,075
VWR Corp. (a)	12,665	396,668
		5,686,202
Pharmaceuticals - 0.3%
Akorn, Inc. (a)	13,633	466,658
Endo International PLC (a)	33,274	577,637
		1,044,295

TOTAL HEALTH CARE		35,391,256

INDUSTRIALS - 15.2%
Aerospace & Defense - 1.6%
BE Aerospace, Inc.	16,594	793,774
BWX Technologies, Inc.	15,156	557,892
HEICO Corp. (b)	3,172	220,486
HEICO Corp. Class A	6,192	357,093
Hexcel Corp.	15,060	650,140
Huntington Ingalls Industries, Inc.	7,567	1,305,913
Orbital ATK, Inc.	9,481	825,985
Spirit AeroSystems Holdings, Inc. Class A (a)	21,522	933,624
		5,644,907
Airlines - 0.9%
Alaska Air Group, Inc.	19,460	1,308,101
Copa Holdings SA Class A (b)	5,059	338,953
JetBlue Airways Corp. (a)	52,349	959,557
Spirit Airlines, Inc. (a)	11,593	495,601
		3,102,212
Building Products - 1.8%
A.O. Smith Corp.	11,846	1,100,375
Allegion PLC	15,598	1,129,139
Armstrong World Industries, Inc. (a)	7,542	320,309
Fortune Brands Home & Security, Inc.	24,837	1,571,437
Lennox International, Inc.	6,452	1,011,674
Owens Corning	18,639	986,189
USG Corp. (a)	14,157	398,661
		6,517,784
Commercial Services & Supplies - 1.2%
Clean Harbors, Inc. (a)	8,499	437,019
Copart, Inc. (a)	15,891	801,542
Covanta Holding Corp.	18,930	303,259
KAR Auction Services, Inc.	22,383	957,321
Pitney Bowes, Inc.	30,668	592,199
R.R. Donnelley & Sons Co.	33,848	606,556
Rollins, Inc.	15,577	438,960
		4,136,856
Construction & Engineering - 1.1%
AECOM (a)	24,753	878,484
Chicago Bridge & Iron Co. NV	16,942	572,809
Jacobs Engineering Group, Inc. (a)	19,466	1,041,820
KBR, Inc.	23,181	324,998
Quanta Services, Inc. (a)	23,423	599,629
Valmont Industries, Inc.	3,607	472,337
		3,890,077
Electrical Equipment - 0.5%
Hubbell, Inc. Class B	8,919	961,736
Regal Beloit Corp.	7,234	441,346
SolarCity Corp. (a)(b)	10,628	283,768
		1,686,850
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	10,173	1,050,769
ITT, Inc.	14,675	465,344
		1,516,113
Machinery - 4.4%
AGCO Corp.	11,311	544,738
Allison Transmission Holdings, Inc.	22,993	662,658
Colfax Corp. (a)	15,969	468,850
Crane Co.	7,910	492,793
Donaldson Co., Inc.	20,621	745,037
Flowserve Corp.	21,121	1,010,640
Graco, Inc.	8,976	664,314
IDEX Corp.	12,353	1,109,176
Lincoln Electric Holdings, Inc.	9,928	616,132
Middleby Corp. (a)	9,202	1,107,737
Nordson Corp.	9,269	818,360
Oshkosh Corp.	11,827	651,549
Snap-On, Inc.	9,404	1,478,027
Terex Corp.	17,185	414,846
Timken Co.	11,427	382,233
Toro Co.	8,684	798,494
Trinity Industries, Inc.	24,263	563,144
WABCO Holdings, Inc. (a)	8,587	861,018
Wabtec Corp.	13,985	957,973
Xylem, Inc.	29,094	1,390,984
		15,738,703
Marine - 0.1%
Kirby Corp. (a)(b)	8,574	467,197
Professional Services - 0.7%
Dun & Bradstreet Corp.	5,910	763,868
Manpower, Inc.	11,590	804,346
Robert Half International, Inc.	20,711	756,780
TransUnion Holding Co., Inc. (a)	8,611	281,752
		2,606,746
Road & Rail - 0.9%
AMERCO	994	393,137
Avis Budget Group, Inc. (a)	13,586	499,014
Genesee & Wyoming, Inc. Class A (a)	9,193	595,247
Landstar System, Inc.	6,853	483,068
Old Dominion Freight Lines, Inc. (a)(b)	10,965	763,822
Ryder System, Inc.	8,692	572,803
		3,307,091
Trading Companies & Distributors - 1.3%
Air Lease Corp. Class A (b)	15,642	450,646
HD Supply Holdings, Inc. (a)	32,691	1,183,087
Herc Holdings, Inc. (a)	3,884	137,285
MSC Industrial Direct Co., Inc. Class A (b)	7,699	553,019
United Rentals, Inc. (a)(b)	14,351	1,143,344
Watsco, Inc.	4,220	607,849
WESCO International, Inc. (a)(b)	6,842	381,373
		4,456,603
Transportation Infrastructure - 0.3%
Macquarie Infrastructure Co. LLC	12,133	929,994

TOTAL INDUSTRIALS		54,001,133

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)(b)	6,337	451,638
Arris International PLC (a)	30,648	834,852
Brocade Communications Systems, Inc.	75,912	705,982
CommScope Holding Co., Inc. (a)	20,805	623,110
EchoStar Holding Corp. Class A (a)	7,383	287,568
		2,903,150
Electronic Equipment & Components - 3.0%
Arrow Electronics, Inc. (a)	14,776	982,456
Avnet, Inc.	20,832	856,195
CDW Corp.	26,442	1,135,155
Cognex Corp.	13,198	596,154
Dolby Laboratories, Inc. Class A	8,242	414,655
FEI Co.	6,651	707,799
Fitbit, Inc. (a)(b)	20,481	279,770
FLIR Systems, Inc.	22,274	725,687
Ingram Micro, Inc. Class A	23,576	807,242
IPG Photonics Corp. (a)	5,741	483,909
Jabil Circuit, Inc.	30,384	618,314
Keysight Technologies, Inc. (a)	27,887	815,416
National Instruments Corp.	16,807	482,025
Trimble Navigation Ltd. (a)	40,915	1,081,793
VeriFone Systems, Inc. (a)	17,781	340,684
Zebra Technologies Corp. Class A (a)	8,424	446,556
		10,773,810
Internet Software & Services - 1.2%
CommerceHub, Inc.:
Series A,	2,129	30,019
Series C,	4,259	59,626
CoStar Group, Inc. (a)	5,192	1,079,417
GoDaddy, Inc. (a)(b)	7,580	226,794
IAC/InterActiveCorp	11,435	662,773
Match Group, Inc. (a)(b)	4,641	73,096
Pandora Media, Inc. (a)(b)	35,761	486,350
Rackspace Hosting, Inc. (a)	17,442	408,666
Yelp, Inc. (a)	11,067	356,025
Zillow Group, Inc.:
Class A (a)(b)	8,296	326,945
Class C (a)(b)	16,672	654,376
		4,364,087
IT Services - 3.0%
Black Knight Financial Services, Inc. Class A (a)(b)	3,726	144,755
Booz Allen Hamilton Holding Corp. Class A	18,460	570,045
Broadridge Financial Solutions, Inc.	19,146	1,295,801
CoreLogic, Inc. (a)	14,363	578,542
CSRA, Inc.	26,571	715,291
DST Systems, Inc.	5,339	658,459
Euronet Worldwide, Inc. (a)	8,101	617,782
Gartner, Inc. Class A (a)	12,993	1,302,548
Genpact Ltd. (a)	24,443	654,339
Jack Henry & Associates, Inc.	12,802	1,142,579
Leidos Holdings, Inc. (b)	10,643	532,256
Sabre Corp.	33,671	981,510
Square, Inc. (a)(b)	8,304	83,621
Teradata Corp. (a)(b)	21,061	597,711
WEX, Inc. (a)	6,267	587,093
		10,462,332
Semiconductors & Semiconductor Equipment - 1.1%
Cree, Inc. (a)(b)	16,149	461,861
Cypress Semiconductor Corp. (b)	50,648	589,543
First Solar, Inc. (a)(b)	12,297	574,024
Marvell Technology Group Ltd.	65,431	768,814
ON Semiconductor Corp. (a)	67,011	672,120
SunPower Corp. (a)(b)	9,253	134,909
Teradyne, Inc.	33,001	651,770
		3,853,041
Software - 3.8%
ANSYS, Inc. (a)	14,300	1,277,848
Atlassian Corp. PLC (b)	4,189	125,544
Cadence Design Systems, Inc. (a)	48,621	1,169,335
FireEye, Inc. (a)(b)	24,599	428,515
Fortinet, Inc. (a)	23,542	816,672
Guidewire Software, Inc. (a)	11,758	722,764
Manhattan Associates, Inc. (a)	11,649	676,224
NetSuite, Inc. (a)(b)	6,466	703,824
Nuance Communications, Inc. (a)	36,300	583,341
Parametric Technology Corp. (a)	18,525	735,998
Splunk, Inc. (a)(b)	21,290	1,331,477
SS&C Technologies Holdings, Inc. (b)	27,343	880,991
Synopsys, Inc. (a)	24,585	1,331,524
Tableau Software, Inc. (a)	8,928	504,521
Tyler Technologies, Inc. (a)	5,370	875,417
Ultimate Software Group, Inc. (a)(b)	4,464	933,422
Zynga, Inc. (a)	117,879	338,313
		13,435,730
Technology Hardware, Storage & Peripherals - 0.3%
Lexmark International, Inc. Class A	10,050	368,534
NCR Corp. (a)	20,076	661,906
		1,030,440

TOTAL INFORMATION TECHNOLOGY		46,822,590

MATERIALS - 6.9%
Chemicals - 2.6%
Albemarle Corp. U.S.	18,203	1,532,147
Ashland, Inc.	10,092	1,142,818
Axalta Coating Systems (a)	26,758	763,941
Cabot Corp.	9,930	483,492
Huntsman Corp.	32,196	497,750
NewMarket Corp.	1,195	511,388
Platform Specialty Products Corp. (a)(b)	26,738	245,990
RPM International, Inc.	21,188	1,149,661
The Scotts Miracle-Gro Co. Class A	7,333	540,809
Valspar Corp.	12,752	1,357,705
W.R. Grace & Co.	11,450	857,262
Westlake Chemical Corp.	6,157	281,621
		9,364,584
Construction Materials - 0.2%
Eagle Materials, Inc.	7,597	637,768
Containers & Packaging - 2.7%
Aptargroup, Inc.	10,074	787,585
Avery Dennison Corp.	14,466	1,126,757
Bemis Co., Inc.	15,318	781,831
Berry Plastics Group, Inc. (a)	19,642	805,322
Crown Holdings, Inc. (a)	21,872	1,158,560
Graphic Packaging Holding Co.	51,822	706,852
Owens-Illinois, Inc. (a)	26,194	492,185
Packaging Corp. of America	15,188	1,134,392
Sealed Air Corp.	31,941	1,506,976
Silgan Holdings, Inc.	6,623	328,368
Sonoco Products Co.	16,142	822,112
		9,650,940
Metals & Mining - 1.3%
Compass Minerals International, Inc. (b)	5,472	380,796
Reliance Steel & Aluminum Co.	11,295	885,980
Royal Gold, Inc.	10,568	893,419
Steel Dynamics, Inc.	38,143	1,022,995
Tahoe Resources, Inc.	48,854	758,450
United States Steel Corp. (b)	22,106	607,694
		4,549,334
Paper & Forest Products - 0.1%
Domtar Corp.	10,131	398,857

TOTAL MATERIALS		24,601,483

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.5%
Frontier Communications Corp. (b)	189,870	987,324
Zayo Group Holdings, Inc. (a)	26,534	750,912
		1,738,236
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	15,494	487,906
U.S. Cellular Corp. (a)	2,179	88,141
		576,047

TOTAL TELECOMMUNICATION SERVICES		2,314,283

UTILITIES - 4.6%
Electric Utilities - 2.2%
Alliant Energy Corp.	36,958	1,487,560
Great Plains Energy, Inc.	25,143	748,759
Hawaiian Electric Industries, Inc.	17,447	541,729
ITC Holdings Corp.	24,471	1,131,784
OGE Energy Corp.	32,356	1,040,893
Pinnacle West Capital Corp.	18,016	1,420,922
Westar Energy, Inc.	22,997	1,277,943
		7,649,590
Gas Utilities - 1.3%
Atmos Energy Corp.	16,444	1,312,067
National Fuel Gas Co.	11,971	676,481
Piedmont Natural Gas Co., Inc.	13,055	780,689
Questar Corp.	28,498	717,295
UGI Corp.	27,970	1,265,922
		4,752,454
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. (a)	58,097	798,253
NRG Energy, Inc.	51,174	708,248
		1,506,501
Multi-Utilities - 0.4%
MDU Resources Group, Inc.	31,527	758,224
Vectren Corp.	13,488	697,734
		1,455,958
Water Utilities - 0.3%
Aqua America, Inc.	28,863	999,814

TOTAL UTILITIES		16,364,317

TOTAL COMMON STOCKS
(Cost $327,729,959)		354,083,864
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.55% 6/22/17 (c)
(Cost $298,510)	300,000	298,804
	Shares	Value

Money Market Funds - 12.4%
Fidelity Cash Central Fund, 0.42% (d)	2,440,417	$2,440,417
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	41,762,302	41,762,302
TOTAL MONEY MARKET FUNDS
(Cost $44,202,719)		44,202,719
TOTAL INVESTMENT PORTFOLIO - 112.1%
(Cost $372,231,188)		398,585,387
NET OTHER ASSETS (LIABILITIES) - (12.1)%		(42,866,487)
NET ASSETS - 100%		$355,718,900

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
10 CME E-mini S&P MidCap 400 Index Contracts (United States)	Sept. 2016	1,556,900	$47,941

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $213,147.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,128
Fidelity Securities Lending Cash Central Fund	177,037
Total	$192,165

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$46,873,587	$46,873,587	$--	$--
Consumer Staples	13,993,673	13,993,673	--	--
Energy	18,944,772	18,944,772	--	--
Financials	94,776,770	94,776,770	--	--
Health Care	35,391,256	35,391,256	--	--
Industrials	54,001,133	54,001,133	--	--
Information Technology	46,822,590	46,822,590	--	--
Materials	24,601,483	24,601,483	--	--
Telecommunication Services	2,314,283	2,314,283	--	--
Utilities	16,364,317	16,364,317	--	--
U.S. Government and Government Agency Obligations	298,804	--	298,804	--
Money Market Funds	44,202,719	44,202,719	--	--
Total Investments in Securities:	$398,585,387	$398,286,583	$298,804	$--
Derivative Instruments:
Assets
Futures Contracts	$47,941	$47,941	$--	$--
Total Assets	$47,941	$47,941	$--	$--
Total Derivative Instruments:	$47,941	$47,941	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$47,941	$0
Total Equity Risk	47,941	0
Total Value of Derivatives	$47,941	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $41,093,255) — See accompanying schedule: Unaffiliated issuers (cost $328,028,469)	$354,382,668
Fidelity Central Funds (cost $44,202,719)	44,202,719
Total Investments (cost $372,231,188)		$398,585,387
Receivable for investments sold		2,565,803
Receivable for fund shares sold		4,392,396
Dividends receivable		172,673
Distributions receivable from Fidelity Central Funds		29,487
Receivable for daily variation margin for derivative instruments		4,261
Receivable from investment adviser for expense reductions		74,735
Other receivables		88
Total assets		405,824,830
Liabilities
Payable for investments purchased	$8,119,350
Payable for fund shares redeemed	38,907
Accrued management fee	30,101
Other affiliated payables	31,169
Other payables and accrued expenses	124,101
Collateral on securities loaned, at value	41,762,302
Total liabilities		50,105,930
Net Assets		$355,718,900
Net Assets consist of:
Paid in capital		$330,862,352
Undistributed net investment income		1,587,274
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,132,872)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,402,146
Net Assets, for 34,654,247 shares outstanding		$355,718,900
Net Asset Value, offering price and redemption price per share ($355,718,900 ÷ 34,654,247 shares)		$10.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 12, 2015 (commencement of operations) to July 31, 2016
Investment Income
Dividends		$3,460,180
Interest		717
Income from Fidelity Central Funds		192,165
Total income		3,653,062
Expenses
Management fee	$246,700
Transfer agent fees	168,204
Accounting and security lending fees	88,852
Custodian fees and expenses	144,328
Independent trustees' fees and expenses	876
Registration fees	80,895
Audit	47,985
Legal	395
Interest	1,251
Miscellaneous	751
Total expenses before reductions	780,237
Expense reductions	(442,907)	337,330
Net investment income (loss)		3,315,732
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,735,077)
Foreign currency transactions	(43,393)
Futures contracts	399,823
Total net realized gain (loss)		(2,378,647)
Change in net unrealized appreciation (depreciation) on: Investment securities	26,354,199
Assets and liabilities in foreign currencies	6
Futures contracts	47,941
Total change in net unrealized appreciation (depreciation)		26,402,146
Net gain (loss)		24,023,499
Net increase (decrease) in net assets resulting from operations		$27,339,231

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 12, 2015 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,315,732
Net realized gain (loss)	(2,378,647)
Change in net unrealized appreciation (depreciation)	26,402,146
Net increase (decrease) in net assets resulting from operations	27,339,231
Distributions to shareholders from net investment income	(1,186,876)
Distributions to shareholders from net realized gain	(255,993)
Total distributions	(1,442,869)
Share transactions
Proceeds from sales of shares	558,881,932
Reinvestment of distributions	1,442,869
Cost of shares redeemed	(230,502,263)
Net increase (decrease) in net assets resulting from share transactions	329,822,538
Total increase (decrease) in net assets	355,718,900
Net Assets
Beginning of period	–
End of period	$355,718,900
Other Information
Undistributed net investment income end of period	$1,587,274
Shares
Sold	58,721,224
Issued in reinvestment of distributions	150,770
Redeemed	(24,217,747)
Net increase (decrease)	34,654,247

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI Small-Mid Cap 500 Index Fund

Period ended July 31,	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.14
Net realized and unrealized gain (loss)	.18
Total from investment operations	.32
Distributions from net investment income	(.05)
Distributions from net realized gain	(.01)
Total distributions	(.06)
Net asset value, end of period	$10.26
Total ReturnC,D	3.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%G
Expenses net of fee waivers, if any	.15%G
Expenses net of all reductions	.15%G
Net investment income (loss)	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$355,719
Portfolio turnover rateH	99%G

 A For the period August 12, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$34,497,716
Gross unrealized depreciation	(13,131,293)
Net unrealized appreciation (depreciation) on securities	$21,366,423
Tax Cost	$377,218,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,250,146
Undistributed long-term capital gain	$239,973
Net unrealized appreciation (depreciation) on securities and other investments	$21,366,429

The tax character of distributions paid was as follows:

July 31, 2016
Ordinary Income	$1,373,053
Long-term Capital Gains	69,816
Total	$1,442,869

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $399,823 and a change in net unrealized appreciation (depreciation) of $47,941 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $563,852,595 and $225,826,546, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,703,000.48%		$1,251

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $279 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $177,037.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through September 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $442,826.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $81.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 56% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 12, 2015 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI Small-Mid Cap 500 Index Fund as of July 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from August 12, 2015 (commencement of operations) to July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Actual	.15%	$1,000.00	$1,188.90	$.82
Hypothetical-C		$1,000.00	$1,024.12	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Small-Mid Cap 500 Index Fund voted to pay on September 19, 2016, to shareholders of record at the opening of business on September 16, 2016, a distribution of $0.044 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.036 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $309,790, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 65% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 71% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV3-ANN-0916
1.9868212.100

Fidelity® SAI U.S. Large Cap Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2016

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

% of fund's net assets
Apple, Inc.	3.0
Microsoft Corp.	2.3
Exxon Mobil Corp.	1.9
Johnson & Johnson	1.8
Amazon.com, Inc.	1.5
10.5

Top Five Market Sectors as of July 31, 2016

% of fund's net assets
Information Technology	20.1
Financials	16.0
Health Care	15.1
Consumer Discretionary	12.3
Consumer Staples	10.1

Asset Allocation (% of fund's net assets)

As of July 31, 2016 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.5%

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.3%
BorgWarner, Inc.	28,003	$929,140
Delphi Automotive PLC	35,126	2,382,245
Johnson Controls, Inc.	83,430	3,831,106
The Goodyear Tire & Rubber Co.	34,220	981,087
		8,123,578
Automobiles - 0.6%
Ford Motor Co.	502,094	6,356,510
General Motors Co.	180,307	5,686,883
Harley-Davidson, Inc.	23,303	1,233,195
		13,276,588
Distributors - 0.1%
Genuine Parts Co.	19,252	1,968,324
LKQ Corp. (a)	39,462	1,357,098
		3,325,422
Diversified Consumer Services - 0.0%
H&R Block, Inc.	28,876	686,960
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp. unit	56,420	2,635,942
Chipotle Mexican Grill, Inc. (a)	3,757	1,592,930
Darden Restaurants, Inc.	14,676	903,455
Marriott International, Inc. Class A	24,535	1,759,160
McDonald's Corp.	112,960	13,289,744
Royal Caribbean Cruises Ltd.	21,603	1,564,921
Starbucks Corp.	188,498	10,942,309
Starwood Hotels & Resorts Worldwide, Inc.	21,689	1,693,043
Wyndham Worldwide Corp.	14,405	1,023,043
Wynn Resorts Ltd.	10,479	1,026,418
Yum! Brands, Inc.	52,428	4,688,112
		41,119,077
Household Durables - 0.5%
D.R. Horton, Inc.	42,478	1,396,677
Garmin Ltd.	15,093	820,003
Harman International Industries, Inc.	9,079	750,289
Leggett & Platt, Inc.	17,285	908,672
Lennar Corp. Class A	23,601	1,104,527
Mohawk Industries, Inc. (a)	8,199	1,713,099
Newell Brands, Inc.	58,764	3,082,759
PulteGroup, Inc.	40,519	858,192
Whirlpool Corp.	9,776	1,880,511
		12,514,729
Internet & Catalog Retail - 2.2%
Amazon.com, Inc. (a)	49,785	37,777,356
Expedia, Inc.	15,083	1,759,432
Netflix, Inc. (a)	55,113	5,029,061
Priceline Group, Inc. (a)	6,388	8,628,974
TripAdvisor, Inc. (a)	14,708	1,029,119
		54,223,942
Leisure Products - 0.1%
Hasbro, Inc.	14,442	1,173,124
Mattel, Inc.	43,807	1,462,278
		2,635,402
Media - 2.7%
CBS Corp. Class B	53,440	2,790,637
Comcast Corp. Class A	311,108	20,922,013
Discovery Communications, Inc.:
Class A (a)	19,361	485,767
Class C (non-vtg.) (a)	30,724	753,967
Interpublic Group of Companies, Inc.	51,780	1,194,047
News Corp.:
Class A	48,970	635,141
Class B	13,872	186,440
Omnicom Group, Inc.	30,593	2,517,498
Scripps Networks Interactive, Inc. Class A	12,227	807,716
Tegna, Inc.	27,998	613,156
The Walt Disney Co.	192,069	18,429,021
Time Warner, Inc.	101,191	7,756,290
Twenty-First Century Fox, Inc.:
Class A	140,992	3,756,027
Class B	55,486	1,499,787
Viacom, Inc. Class B (non-vtg.)	44,601	2,028,007
		64,375,514
Multiline Retail - 0.6%
Dollar General Corp.	36,515	3,459,431
Dollar Tree, Inc. (a)	30,312	2,918,742
Kohl's Corp.	23,639	983,146
Macy's, Inc.	39,684	1,421,878
Nordstrom, Inc.	16,514	730,414
Target Corp.	75,826	5,711,973
		15,225,584
Specialty Retail - 2.7%
Advance Auto Parts, Inc.	9,465	1,607,725
AutoNation, Inc. (a)	9,154	488,366
AutoZone, Inc. (a)	3,843	3,128,087
Bed Bath & Beyond, Inc.	19,864	892,887
Best Buy Co., Inc.	36,279	1,218,974
CarMax, Inc. (a)	24,941	1,453,063
Foot Locker, Inc.	17,512	1,044,065
Gap, Inc.	29,188	752,759
Home Depot, Inc.	160,075	22,128,768
L Brands, Inc.	32,555	2,405,815
Lowe's Companies, Inc.	114,022	9,381,730
O'Reilly Automotive, Inc. (a)	12,411	3,607,009
Ross Stores, Inc.	51,703	3,196,796
Signet Jewelers Ltd.	10,038	882,441
Staples, Inc.	83,162	772,575
Tiffany & Co., Inc.	14,107	910,184
TJX Companies, Inc.	85,066	6,951,594
Tractor Supply Co.	17,169	1,573,539
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	8,037	2,099,345
Urban Outfitters, Inc. (a)	11,152	333,445
		64,829,167
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	35,777	1,542,346
Hanesbrands, Inc.	48,577	1,295,063
Michael Kors Holdings Ltd. (a)	22,707	1,174,406
NIKE, Inc. Class B	171,328	9,508,704
PVH Corp.	10,428	1,053,854
Ralph Lauren Corp.	7,338	719,784
Under Armour, Inc.:
Class A (sub. vtg.) (a)	23,566	929,914
Class C (non-vtg.)	23,686	845,590
VF Corp.	42,928	2,679,995
		19,749,656

TOTAL CONSUMER DISCRETIONARY		300,085,619

CONSUMER STAPLES - 10.1%
Beverages - 2.3%
Brown-Forman Corp. Class B (non-vtg.)	12,932	1,269,793
Constellation Brands, Inc. Class A (sub. vtg.)	22,700	3,737,101
Dr. Pepper Snapple Group, Inc.	23,910	2,355,374
Molson Coors Brewing Co. Class B	23,693	2,420,477
Monster Beverage Corp. (a)	18,115	2,909,812
PepsiCo, Inc.	185,863	20,244,198
The Coca-Cola Co.	501,012	21,859,154
		54,795,909
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	56,369	9,426,024
CVS Health Corp.	138,201	12,813,997
Kroger Co.	122,730	4,196,139
Sysco Corp.	67,435	3,492,459
Wal-Mart Stores, Inc.	196,509	14,339,262
Walgreens Boots Alliance, Inc.	111,202	8,812,759
Whole Foods Market, Inc.	41,309	1,259,098
		54,339,738
Food Products - 1.8%
Archer Daniels Midland Co.	75,608	3,408,409
Campbell Soup Co.	23,073	1,436,756
ConAgra Foods, Inc.	56,156	2,625,855
General Mills, Inc.	76,486	5,498,579
Hormel Foods Corp.	34,772	1,298,734
Kellogg Co.	32,432	2,682,451
McCormick & Co., Inc. (non-vtg.)	14,833	1,516,674
Mead Johnson Nutrition Co. Class A	24,020	2,142,584
Mondelez International, Inc.	199,714	8,783,422
The Hershey Co.	18,084	2,002,984
The J.M. Smucker Co.	15,400	2,374,064
The Kraft Heinz Co.	76,667	6,623,262
Tyson Foods, Inc. Class A	38,672	2,846,259
		43,240,033
Household Products - 2.0%
Church & Dwight Co., Inc.	16,513	1,622,237
Clorox Co.	16,643	2,181,398
Colgate-Palmolive Co.	114,910	8,552,751
Kimberly-Clark Corp.	46,340	6,003,347
Procter & Gamble Co.	342,518	29,316,116
		47,675,849
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	28,640	2,660,656
Tobacco - 1.7%
Altria Group, Inc.	251,747	17,043,272
Philip Morris International, Inc.	199,612	20,013,099
Reynolds American, Inc.	106,526	5,332,692
		42,389,063

TOTAL CONSUMER STAPLES		245,101,248

ENERGY - 6.9%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	56,350	2,695,221
Diamond Offshore Drilling, Inc.	8,296	188,485
FMC Technologies, Inc. (a)	29,127	739,243
Halliburton Co.	110,568	4,827,399
Helmerich & Payne, Inc.	13,903	861,569
National Oilwell Varco, Inc.	48,519	1,569,590
Schlumberger Ltd.	178,798	14,396,815
Transocean Ltd. (United States)	44,173	485,461
		25,763,783
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	65,680	3,581,530
Apache Corp.	48,708	2,557,170
Cabot Oil & Gas Corp.	59,835	1,476,129
Chesapeake Energy Corp. (a)	75,255	407,882
Chevron Corp.	242,517	24,853,142
Cimarex Energy Co.	12,200	1,464,244
Concho Resources, Inc. (a)	16,773	2,083,207
ConocoPhillips Co.	159,351	6,504,708
Devon Energy Corp.	67,427	2,581,106
EOG Resources, Inc.	70,808	5,785,014
EQT Corp.	22,228	1,619,532
Exxon Mobil Corp.	533,572	47,461,229
Hess Corp.	33,920	1,819,808
Kinder Morgan, Inc.	235,462	4,786,942
Marathon Oil Corp.	109,073	1,487,756
Marathon Petroleum Corp.	68,177	2,685,492
Murphy Oil Corp.	20,828	571,312
Newfield Exploration Co. (a)	25,312	1,096,010
Noble Energy, Inc.	55,147	1,969,851
Occidental Petroleum Corp.	98,276	7,344,165
ONEOK, Inc.	27,036	1,210,942
Phillips 66 Co.	60,190	4,578,051
Pioneer Natural Resources Co.	21,046	3,421,448
Range Resources Corp.	21,843	880,491
Southwestern Energy Co. (a)	60,904	887,980
Spectra Energy Corp.	88,042	3,166,871
Tesoro Corp.	15,439	1,175,680
The Williams Companies, Inc.	87,889	2,106,699
Valero Energy Corp.	60,452	3,160,431
		142,724,822

TOTAL ENERGY		168,488,605

FINANCIALS - 16.0%
Banks - 5.2%
Bank of America Corp.	1,321,756	19,152,244
BB&T Corp.	105,626	3,894,431
Citigroup, Inc.	377,657	16,545,153
Citizens Financial Group, Inc.	68,067	1,519,936
Comerica, Inc.	22,536	1,019,529
Fifth Third Bancorp	98,787	1,874,977
Huntington Bancshares, Inc.	102,795	976,553
JPMorgan Chase & Co.	470,527	30,099,612
KeyCorp	139,343	1,630,313
M&T Bank Corp.	20,459	2,343,783
Peoples United Financial, Inc.	40,000	606,400
PNC Financial Services Group, Inc.	64,252	5,310,428
Regions Financial Corp.	162,996	1,494,673
SunTrust Banks, Inc.	64,483	2,726,986
U.S. Bancorp	208,819	8,805,897
Wells Fargo & Co.	594,500	28,518,165
Zions Bancorporation	26,330	734,080
		127,253,160
Capital Markets - 1.8%
Affiliated Managers Group, Inc. (a)	6,924	1,016,305
Ameriprise Financial, Inc.	21,336	2,044,842
Bank of New York Mellon Corp.	138,595	5,460,643
BlackRock, Inc. Class A	16,187	5,928,489
Charles Schwab Corp.	154,764	4,398,393
E*TRADE Financial Corp. (a)	35,865	899,494
Franklin Resources, Inc.	47,418	1,716,057
Goldman Sachs Group, Inc.	49,710	7,894,445
Invesco Ltd.	53,693	1,566,762
Legg Mason, Inc.	13,563	463,041
Morgan Stanley	194,414	5,585,514
Northern Trust Corp.	27,599	1,865,416
State Street Corp.	50,948	3,351,359
T. Rowe Price Group, Inc.	31,938	2,257,697
		44,448,457
Consumer Finance - 0.7%
American Express Co.	104,019	6,705,065
Capital One Financial Corp.	65,896	4,420,304
Discover Financial Services	53,044	3,015,021
Navient Corp.	42,530	603,926
Synchrony Financial	107,305	2,991,663
		17,735,979
Diversified Financial Services - 2.4%
Berkshire Hathaway, Inc. Class B (a)	241,120	34,786,382
Broadcom Ltd.	47,730	7,731,305
CME Group, Inc.	43,575	4,455,108
IntercontinentalExchange, Inc.	15,319	4,047,280
Leucadia National Corp.	42,894	783,244
McGraw Hill Financial, Inc.	34,048	4,160,666
Moody's Corp.	21,751	2,305,824
The NASDAQ OMX Group, Inc.	14,818	1,048,522
		59,318,331
Insurance - 2.6%
AFLAC, Inc.	53,270	3,850,356
Allstate Corp.	48,172	3,291,593
American International Group, Inc.	143,993	7,838,979
Aon PLC	34,089	3,649,909
Arthur J. Gallagher & Co.	22,793	1,121,188
Assurant, Inc.	7,970	661,590
Chubb Ltd.	59,767	7,486,414
Cincinnati Financial Corp.	19,034	1,421,840
Hartford Financial Services Group, Inc.	50,619	2,017,167
Lincoln National Corp.	30,754	1,343,027
Loews Corp.	34,463	1,424,356
Marsh & McLennan Companies, Inc.	67,071	4,409,918
MetLife, Inc.	141,372	6,042,239
Principal Financial Group, Inc.	34,686	1,617,408
Progressive Corp.	75,019	2,438,868
Prudential Financial, Inc.	56,875	4,282,119
The Travelers Companies, Inc.	37,624	4,372,661
Torchmark Corp.	14,438	893,279
Unum Group	30,594	1,022,146
Willis Group Holdings PLC	17,815	2,202,290
XL Group Ltd.	36,631	1,267,799
		62,655,146
Real Estate Investment Trusts - 3.2%
American Tower Corp.	54,631	6,324,631
Apartment Investment & Management Co. Class A	20,152	926,387
AvalonBay Communities, Inc.	17,650	3,276,723
Boston Properties, Inc.	19,766	2,809,342
Crown Castle International Corp.	43,351	4,206,348
Digital Realty Trust, Inc.	18,893	1,973,563
Equinix, Inc.	8,935	3,331,593
Equity Residential (SBI)	47,031	3,197,638
Essex Property Trust, Inc.	8,420	1,969,270
Extra Space Storage, Inc.	16,112	1,385,954
Federal Realty Investment Trust (SBI)	9,124	1,548,343
General Growth Properties, Inc.	75,007	2,396,474
HCP, Inc.	60,104	2,357,880
Host Hotels & Resorts, Inc.	96,161	1,705,896
Iron Mountain, Inc.	30,755	1,267,414
Kimco Realty Corp.	53,999	1,733,368
Prologis, Inc.	67,603	3,683,687
Public Storage	18,963	4,530,640
Realty Income Corp.	33,151	2,369,302
Simon Property Group, Inc.	39,814	9,039,371
SL Green Realty Corp.	12,898	1,519,642
The Macerich Co.	16,241	1,449,347
UDR, Inc.	34,375	1,279,781
Ventas, Inc.	43,510	3,313,722
Vornado Realty Trust	22,833	2,452,264
Welltower, Inc.	45,936	3,644,103
Weyerhaeuser Co.	96,131	3,145,406
		76,838,089
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	37,552	1,068,354

TOTAL FINANCIALS		389,317,516

HEALTH CARE - 15.1%
Biotechnology - 3.1%
AbbVie, Inc.	208,117	13,783,589
Alexion Pharmaceuticals, Inc. (a)	28,826	3,707,024
Amgen, Inc.	96,664	16,629,108
Biogen, Inc. (a)	28,187	8,172,257
Celgene Corp. (a)	99,674	11,182,426
Gilead Sciences, Inc.	171,374	13,619,092
Regeneron Pharmaceuticals, Inc. (a)	10,037	4,266,929
Vertex Pharmaceuticals, Inc. (a)	31,828	3,087,316
		74,447,741
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	189,045	8,459,764
Baxter International, Inc.	71,063	3,412,445
Becton, Dickinson & Co.	27,305	4,805,680
Boston Scientific Corp. (a)	174,598	4,239,239
C.R. Bard, Inc.	9,434	2,110,669
Danaher Corp.	77,098	6,278,861
Dentsply Sirona, Inc.	30,141	1,930,230
Edwards Lifesciences Corp. (a)	27,249	3,120,555
Hologic, Inc. (a)	31,215	1,201,465
Intuitive Surgical, Inc. (a)	4,897	3,407,137
Medtronic PLC	180,940	15,855,772
St. Jude Medical, Inc.	36,581	3,037,686
Stryker Corp.	40,422	4,700,270
Varian Medical Systems, Inc. (a)	12,252	1,160,754
Zimmer Biomet Holdings, Inc.	25,637	3,362,036
		67,082,563
Health Care Providers & Services - 2.7%
Aetna, Inc.	45,114	5,197,584
AmerisourceBergen Corp.	23,610	2,011,336
Anthem, Inc.	33,836	4,444,020
Cardinal Health, Inc.	41,924	3,504,846
Centene Corp. (a)	21,935	1,547,514
Cigna Corp.	33,008	4,256,712
DaVita HealthCare Partners, Inc. (a)	20,991	1,627,642
Express Scripts Holding Co. (a)	81,427	6,194,152
HCA Holdings, Inc. (a)	38,746	2,988,479
Henry Schein, Inc. (a)	10,560	1,911,149
Humana, Inc.	19,178	3,309,164
Laboratory Corp. of America Holdings (a)	13,176	1,838,843
McKesson Corp.	28,955	5,633,485
Patterson Companies, Inc.	10,710	528,646
Quest Diagnostics, Inc.	18,203	1,572,011
UnitedHealth Group, Inc.	122,347	17,520,090
Universal Health Services, Inc. Class B	11,550	1,496,072
		65,581,745
Health Care Technology - 0.1%
Cerner Corp. (a)	38,717	2,415,554
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	42,176	2,029,087
Illumina, Inc. (a)	18,941	3,150,835
PerkinElmer, Inc.	14,030	798,588
Thermo Fisher Scientific, Inc.	50,635	8,042,863
Waters Corp. (a)	10,415	1,655,256
		15,676,629
Pharmaceuticals - 5.8%
Allergan PLC (a)	50,899	12,874,902
Bristol-Myers Squibb Co.	214,800	16,069,188
Eli Lilly & Co.	124,993	10,360,670
Endo International PLC (a)	26,359	457,592
Johnson & Johnson	353,944	44,324,407
Mallinckrodt PLC (a)	14,068	947,339
Merck & Co., Inc.	356,180	20,893,519
Mylan N.V. (a)	54,948	2,571,017
Perrigo Co. PLC	18,429	1,684,226
Pfizer, Inc.	780,404	28,789,104
Zoetis, Inc. Class A	58,742	2,964,709
		141,936,673

TOTAL HEALTH CARE		367,140,905

INDUSTRIALS - 9.8%
Aerospace & Defense - 2.6%
General Dynamics Corp.	36,969	5,430,376
Honeywell International, Inc.	98,067	11,408,134
L-3 Communications Holdings, Inc.	9,903	1,501,592
Lockheed Martin Corp.	33,692	8,514,979
Northrop Grumman Corp.	23,220	5,030,149
Raytheon Co.	38,214	5,331,999
Rockwell Collins, Inc.	16,753	1,417,639
Textron, Inc.	34,593	1,349,127
The Boeing Co.	77,050	10,298,503
TransDigm Group, Inc. (a)	6,817	1,905,488
United Technologies Corp.	100,147	10,780,825
		62,968,811
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	18,371	1,278,989
Expeditors International of Washington, Inc.	23,427	1,157,997
FedEx Corp.	32,121	5,200,390
United Parcel Service, Inc. Class B	88,845	9,604,145
		17,241,521
Airlines - 0.5%
Alaska Air Group, Inc.	15,860	1,066,109
American Airlines Group, Inc.	74,397	2,641,094
Delta Air Lines, Inc.	99,286	3,847,333
Southwest Airlines Co.	82,183	3,041,593
United Continental Holdings, Inc. (a)	43,197	2,025,507
		12,621,636
Building Products - 0.1%
Allegion PLC	12,319	891,772
Fortune Brands Home & Security, Inc.	19,736	1,248,697
Masco Corp.	42,817	1,561,964
		3,702,433
Commercial Services & Supplies - 0.4%
Cintas Corp.	11,153	1,196,382
Pitney Bowes, Inc.	24,272	468,692
Republic Services, Inc.	30,533	1,565,122
Stericycle, Inc. (a)	10,926	986,290
Tyco International Ltd.	54,752	2,495,049
Waste Management, Inc.	53,164	3,515,204
		10,226,739
Construction & Engineering - 0.1%
Fluor Corp.	17,916	958,864
Jacobs Engineering Group, Inc. (a)	15,689	839,675
Quanta Services, Inc. (a)	19,435	497,536
		2,296,075
Electrical Equipment - 0.6%
Acuity Brands, Inc.	5,640	1,480,105
AMETEK, Inc.	30,034	1,412,499
Eaton Corp. PLC	58,934	3,737,005
Emerson Electric Co.	82,785	4,627,682
Fortive Corp. (a)	38,549	1,858,447
Rockwell Automation, Inc.	16,761	1,917,458
		15,033,196
Industrial Conglomerates - 2.2%
3M Co.	78,043	13,919,749
General Electric Co.	1,183,266	36,846,903
Roper Technologies, Inc.	13,022	2,218,428
		52,985,080
Machinery - 1.3%
Caterpillar, Inc.	75,130	6,217,759
Cummins, Inc.	20,387	2,502,912
Deere & Co.	38,416	2,985,307
Dover Corp.	19,964	1,426,029
Flowserve Corp.	16,775	802,684
Illinois Tool Works, Inc.	41,618	4,802,717
Ingersoll-Rand PLC	33,130	2,195,194
PACCAR, Inc.	45,096	2,659,311
Parker Hannifin Corp.	17,330	1,978,913
Pentair PLC	23,254	1,484,070
Snap-On, Inc.	7,482	1,175,946
Stanley Black & Decker, Inc.	19,317	2,350,879
Xylem, Inc.	23,020	1,100,586
		31,682,307
Professional Services - 0.3%
Dun & Bradstreet Corp.	4,666	603,081
Equifax, Inc.	15,314	2,028,492
Nielsen Holdings PLC	46,427	2,500,558
Robert Half International, Inc.	16,898	617,453
Verisk Analytics, Inc. (a)	19,908	1,697,754
		7,447,338
Road & Rail - 0.8%
CSX Corp.	122,998	3,484,533
J.B. Hunt Transport Services, Inc.	11,452	952,005
Kansas City Southern	13,896	1,335,545
Norfolk Southern Corp.	38,055	3,416,578
Ryder System, Inc.	6,910	455,369
Union Pacific Corp.	108,221	10,069,964
		19,713,994
Trading Companies & Distributors - 0.2%
Fastenal Co.	37,173	1,589,146
United Rentals, Inc. (a)	11,388	907,282
W.W. Grainger, Inc.	7,260	1,588,851
		4,085,279

TOTAL INDUSTRIALS		240,004,409

INFORMATION TECHNOLOGY - 20.1%
Communications Equipment - 1.0%
Cisco Systems, Inc.	647,207	19,759,230
F5 Networks, Inc. (a)	8,618	1,063,634
Harris Corp.	16,050	1,390,251
Juniper Networks, Inc.	45,453	1,031,329
Motorola Solutions, Inc.	20,445	1,418,474
		24,662,918
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	39,623	2,358,361
Corning, Inc.	138,373	3,074,648
FLIR Systems, Inc.	17,710	576,992
TE Connectivity Ltd.	46,017	2,773,905
		8,783,906
Internet Software & Services - 4.4%
Akamai Technologies, Inc. (a)	22,594	1,141,675
Alphabet, Inc.:
Class A	37,789	29,903,947
Class C (a)	38,006	29,218,633
eBay, Inc. (a)	136,010	4,238,072
Facebook, Inc. Class A (a)	297,482	36,869,919
VeriSign, Inc. (a)	12,284	1,063,917
Yahoo!, Inc. (a)	112,454	4,294,618
		106,730,781
IT Services - 3.7%
Accenture PLC Class A	80,267	9,054,920
Alliance Data Systems Corp. (a)	7,585	1,756,838
Automatic Data Processing, Inc.	58,617	5,213,982
Cognizant Technology Solutions Corp. Class A (a)	77,962	4,482,035
CSRA, Inc.	17,652	475,192
Fidelity National Information Services, Inc.	35,705	2,839,619
Fiserv, Inc. (a)	28,609	3,157,289
Global Payments, Inc.	19,816	1,479,463
IBM Corp.	113,643	18,253,339
MasterCard, Inc. Class A	124,919	11,897,286
Paychex, Inc.	41,241	2,444,766
PayPal Holdings, Inc. (a)	141,922	5,285,175
Teradata Corp. (a)	16,728	474,741
The Western Union Co.	63,198	1,263,960
Total System Services, Inc.	21,736	1,106,797
Visa, Inc. Class A	245,102	19,130,211
Xerox Corp.	122,529	1,262,049
		89,577,662
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	39,549	2,524,413
Applied Materials, Inc.	140,148	3,684,491
First Solar, Inc. (a)	9,868	460,638
Intel Corp.	607,611	21,181,319
KLA-Tencor Corp.	20,036	1,516,926
Lam Research Corp.	20,537	1,843,606
Linear Technology Corp.	30,767	1,845,712
Microchip Technology, Inc.	27,642	1,538,001
Micron Technology, Inc. (a)	133,443	1,833,507
NVIDIA Corp.	65,277	3,727,317
Qorvo, Inc. (a)	16,410	1,037,604
Qualcomm, Inc.	189,015	11,828,559
Skyworks Solutions, Inc.	24,479	1,616,104
Texas Instruments, Inc.	129,221	9,013,165
Xilinx, Inc.	32,648	1,667,660
		65,319,022
Software - 4.2%
Activision Blizzard, Inc.	65,545	2,632,287
Adobe Systems, Inc. (a)	64,365	6,298,759
Autodesk, Inc. (a)	28,899	1,718,046
CA Technologies, Inc.	38,076	1,319,333
Citrix Systems, Inc. (a)	19,958	1,778,857
Electronic Arts, Inc. (a)	38,810	2,961,979
Intuit, Inc.	32,924	3,654,235
Microsoft Corp.	1,011,458	57,329,439
Oracle Corp.	400,493	16,436,233
Red Hat, Inc. (a)	23,347	1,757,796
Salesforce.com, Inc. (a)	81,948	6,703,346
Symantec Corp.	78,788	1,609,639
		104,199,949
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	704,816	73,448,868
EMC Corp.	251,332	7,107,669
Hewlett Packard Enterprise Co.	213,823	4,494,559
HP, Inc.	220,115	3,083,811
NetApp, Inc.	37,198	980,167
Seagate Technology LLC	38,408	1,230,208
Western Digital Corp.	36,215	1,720,575
		92,065,857

TOTAL INFORMATION TECHNOLOGY		491,340,095

MATERIALS - 2.9%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	25,024	3,739,086
Albemarle Corp. U.S.	14,451	1,216,341
CF Industries Holdings, Inc.	29,993	740,227
E.I. du Pont de Nemours & Co.	112,400	7,774,708
Eastman Chemical Co.	19,129	1,247,785
Ecolab, Inc.	33,968	4,021,132
FMC Corp.	17,210	818,163
International Flavors & Fragrances, Inc.	10,257	1,366,745
LyondellBasell Industries NV Class A	43,928	3,306,021
Monsanto Co.	56,212	6,001,755
PPG Industries, Inc.	34,236	3,584,852
Praxair, Inc.	36,706	4,277,717
Sherwin-Williams Co.	10,116	3,032,069
The Dow Chemical Co.	144,481	7,754,295
The Mosaic Co.	45,013	1,215,351
		50,096,247
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	8,174	1,656,461
Vulcan Materials Co.	17,139	2,124,893
		3,781,354
Containers & Packaging - 0.3%
Avery Dennison Corp.	11,475	893,788
Ball Corp.	22,384	1,581,877
International Paper Co.	52,909	2,423,761
Owens-Illinois, Inc. (a)	20,835	391,490
Sealed Air Corp.	25,367	1,196,815
WestRock Co.	32,505	1,394,790
		7,882,521
Metals & Mining - 0.4%
Alcoa, Inc.	169,224	1,797,159
Freeport-McMoRan, Inc.	161,120	2,088,115
Newmont Mining Corp.	68,267	3,003,748
Nucor Corp.	40,910	2,194,412
		9,083,434

TOTAL MATERIALS		70,843,556

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	792,134	34,291,481
CenturyLink, Inc.	70,264	2,209,100
Frontier Communications Corp.	150,949	784,935
Level 3 Communications, Inc. (a)	37,307	1,887,734
Verizon Communications, Inc.	524,523	29,063,819
		68,237,069
UTILITIES - 3.4%
Electric Utilities - 2.1%
Alliant Energy Corp.	29,226	1,176,347
American Electric Power Co., Inc.	63,220	4,381,146
Duke Energy Corp.	88,645	7,587,126
Edison International	41,924	3,244,079
Entergy Corp.	22,999	1,871,889
Eversource Energy	40,817	2,387,386
Exelon Corp.	118,615	4,421,967
FirstEnergy Corp.	54,650	1,908,378
NextEra Energy, Inc.	59,376	7,617,347
PG&E Corp.	63,830	4,081,290
Pinnacle West Capital Corp.	14,301	1,127,920
PPL Corp.	87,107	3,284,805
Southern Co.	120,769	6,461,142
Xcel Energy, Inc.	65,362	2,874,621
		52,425,443
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	40,522	560,824
The AES Corp.	84,798	1,047,255
		1,608,079
Multi-Utilities - 1.1%
Ameren Corp.	31,222	1,637,282
CenterPoint Energy, Inc.	55,411	1,325,431
CMS Energy Corp.	35,921	1,622,911
Consolidated Edison, Inc.	39,139	3,134,251
Dominion Resources, Inc.	79,293	6,186,440
DTE Energy Co.	23,089	2,251,639
NiSource, Inc.	41,375	1,061,683
Public Service Enterprise Group, Inc.	65,101	2,995,297
SCANA Corp.	18,390	1,378,147
Sempra Energy	30,500	3,412,340
WEC Energy Group, Inc.	40,617	2,636,449
		27,641,870
Water Utilities - 0.1%
American Water Works Co., Inc.	22,867	1,888,357

TOTAL UTILITIES		83,563,749

TOTAL COMMON STOCKS
(Cost $2,397,971,570)		2,424,122,771

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.42% (b)
(Cost $62,105,501)	62,105,501	62,105,501
TOTAL INVESTMENT PORTFOLIO - 101.9%
(Cost $2,460,077,071)		2,486,228,272
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(46,397,574)
NET ASSETS - 100%		$2,439,830,698

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
144 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2016	15,611,040	$128,619

The face value of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$54,140
Total	$54,140

Investment Valuation

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$128,619	$0
Total Equity Risk	128,619	0
Total Value of Derivatives	$128,619	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,397,971,570)	$2,424,122,771
Fidelity Central Funds (cost $62,105,501)	62,105,501
Total Investments (cost $2,460,077,071)		$2,486,228,272
Segregated cash with brokers for derivative instruments		495,600
Cash		1,025,564
Receivable for fund shares sold		21,819,296
Dividends receivable		790,721
Distributions receivable from Fidelity Central Funds		41,682
Receivable for daily variation margin for derivative instruments		23,939
Prepaid expenses		10,867
Receivable from investment adviser for expense reductions		55,547
Total assets		2,510,491,488
Liabilities
Payable for investments purchased	$68,787,306
Payable for fund shares redeemed	1,762,188
Accrued management fee	10,809
Other affiliated payables	53,966
Other payables and accrued expenses	46,521
Total liabilities		70,660,790
Net Assets		$2,439,830,698
Net Assets consist of:
Paid in capital		$2,412,196,282
Undistributed net investment income		1,281,724
Accumulated undistributed net realized gain (loss) on investments		72,872
Net unrealized appreciation (depreciation) on investments		26,279,820
Net Assets, for 211,300,003 shares outstanding		$2,439,830,698
Net Asset Value, offering price and redemption price per share ($2,439,830,698 ÷ 211,300,003 shares)		$11.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period February 2, 2016 (commencement of operations) to July 31, 2016
Investment Income
Dividends		$1,246,286
Income from Fidelity Central Funds		54,140
Total income		1,300,426
Expenses
Management fee	$14,902
Transfer agent fees	69,312
Accounting fees and expenses	7,960
Custodian fees and expenses	34,771
Independent trustees' fees and expenses	95
Registration fees	46,343
Audit	35,135
Legal	1
Miscellaneous	454
Total expenses before reductions	208,973
Expense reductions	(190,271)	18,702
Net investment income (loss)		1,281,724
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,056
Futures contracts	47,816
Total net realized gain (loss)		72,872
Change in net unrealized appreciation (depreciation) on: Investment securities	26,151,201
Futures contracts	128,619
Total change in net unrealized appreciation (depreciation)		26,279,820
Net gain (loss)		26,352,692
Net increase (decrease) in net assets resulting from operations		$27,634,416

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period February 2, 2016 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,281,724
Net realized gain (loss)	72,872
Change in net unrealized appreciation (depreciation)	26,279,820
Net increase (decrease) in net assets resulting from operations	27,634,416
Share transactions
Proceeds from sales of shares	2,455,740,983
Cost of shares redeemed	(43,544,701)
Net increase (decrease) in net assets resulting from share transactions	2,412,196,282
Total increase (decrease) in net assets	2,439,830,698
Net Assets
Beginning of period	–
End of period	$2,439,830,698
Other Information
Undistributed net investment income end of period	$1,281,724
Shares
Sold	215,132,409
Redeemed	(3,832,406)
Net increase (decrease)	211,300,003

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Large Cap Index Fund

Period ended July 31,	2016A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.07
Net realized and unrealized gain (loss)	1.48
Total from investment operations	1.55
Net asset value, end of period	$11.55
Total ReturnC,D	15.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.22%G,H
Expenses net of fee waivers, if any	.02%G
Expenses net of all reductions	.02%G
Net investment income (loss)	1.33%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,439,831
Portfolio turnover rateI	0%J

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents .218%

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$46,410,833
Gross unrealized depreciation	(20,260,129)
Net unrealized appreciation (depreciation) on securities	$26,150,704
Tax Cost	$2,460,077,568

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,363,803
Undistributed long-term capital gain	$119,909
Net unrealized appreciation (depreciation) on securities and other investments	$26,150,704

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities

During the period the Fund recognized net realized gain (loss) of $47,816 and a change in net unrealized appreciation (depreciation) of $128,619 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,398,913,570 and $532,133, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Pursuant to the management contract and separate expense contract approved by the Board of Trustees effective July 1, 2016, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets. Under the expense contract, total expenses of the Fidelity SAI U.S. Large Cap Index Fund are limited to an annual rate of .09% of the class' average net assets, with certain exceptions.

Prior to July 1, 2016, there was no expense contract in place and under the management contract the management fee was based on an annual rate of .02% of the Fund's average net assets. For the reporting period, the Fund's total annualized management fee rate was .016% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $69 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through September 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. For the period, the expense limitations were as follows:

Expense Limitations
Period
July 1, 2016	0.015%
June 1 - June 30, 2016	0.04%
February 2 - May 31, 2016(a)	0.05%

 (a) Commencement of operations February 2, 2016

During the period this reimbursement reduced the Fund's expenses by $190,162.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $109.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Large Cap Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 2, 2016 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Large Cap Index Fund as of July 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 2, 2016 (commencement of operations) to July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 2, 2016 to July 31, 2016). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value July 31, 2016	Expenses Paid During Period
Actual	.02%	$1,000.00	$1,155.00	.11B
Hypothetical-C		$1,000.00	$1,024.76	.10D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the period February 2, 2016 to July 31, 2016.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Large Cap Index Fund voted to pay on September 19, 2016, to shareholders of record at the opening of business on September 16, 2016, a distribution of $0.001 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.006 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $119,909, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI U.S. Large Cap Index Fund

On September 17, 2015, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation programs and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staff, including its size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered Geode's experience in managing other index funds under the Board's supervision.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's proposed management fee and the projected total expense ratio of the fund after the effect of the contractual expense cap referred to in the next paragraph in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable and that the management and sub-advisory fee rates paid by other Fidelity equity index funds had been considered in proposing the management fee rate for the fund. The Board also considered that the projected total expense ratio of the fund is below the median expense ratio of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

The Board also noted that FMR had contractually agreed to reimburse the fund through September 30, 2017 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed 0.05%.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Additional Information Considered by the Board:  The Board also received information explaining that the fund's investments will be chosen using an investment discipline developed by Geode, the sub-adviser to Fidelity's equity index funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts

Fidelity SAI U.S. Large Cap Index Fund

On July 14, 2016, the Board of Trustees, including the Independent Trustees (together, the Board), voted to ratify an amended and restated management contract (the Amended Contract) for the fund to decrease the management fees paid by the fund to Fidelity Management & Research Company (FMR), the fund's investment adviser, by 0.5 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information relevant to the approval of the Amended Contract.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the sub-advisers to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, and the benefits to shareholders of investment in a large fund family, in connection with the approval of the fund's current management and sub-advisory agreements. At its September 2015 meeting, the Board concluded that the nature, extent and quality of the services to be provided to the fund under the management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund’s management fee rate and total expense ratio compared to “mapped groups” of competitive funds and classes at the current management fee and expense levels in connection with the approval of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2015 meeting that the fund’s management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

In its review of the proposed management fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.5 basis points than the current management fee rate. The Board also considered that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the approval of the existing management contract.

In connection with its review of the fund’s total expenses, the Board considered the effects of new contractual arrangements for the fund that oblige FMR to pay all “class-level” expenses of the fund’s current share class to the extent necessary to limit total expenses, with certain exceptions, 0.09%. The Board also considered that the total expense ratio for the fund would continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure based on the competitive mapped group data provided to the Board in connection with its approval of the existing management contract and sub-advisory agreements. In addition, the Board noted that FMR had contractually agreed to reimburse the fund through September 30, 2017 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed 0.015%.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it had not previously reviewed information about the level of FMR’s profitability with respect to the fund given that the fund had recently launched. Nonetheless, because the Board was approving an arrangement under which the management fees were being reduced, the Board did not consider FMR’s costs of services, revenues, or profitability to be significant factors in its decision to approve the Amended Contract. In connection with its future renewal of the fund’s management agreement and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders.

Economies of Scale.  The Board considered that, at its September 2015 meeting, it had noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and that Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. In connection with the approval of the fund’s Amended Contract, the Board did not consider economies of scale because the proposed fee arrangement lowers the fund’s management fee and FMR will contractually limit expenses. The Board will review economies of scale in connection with future renewals of the Amended Contract.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Amended Contract should be ratified and approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV9-ANN-0916
1.9870993.100

Fidelity® SAI U.S. Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

July 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI U.S. Quality Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Quality Index performed over the same period.

Period Ending Values
$10,901	Fidelity® SAI U.S. Quality Index Fund
$10,911	MSCI USA Quality Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained modestly for the year ending July 31, 2016, overcoming persistent concern about global economic growth, uncertainty regarding U.S. monetary policy and the U.K.’s late-June vote to leave the European Union, dubbed Brexit. The S&P 500® index rose 5.61%, with larger-cap, value-oriented stocks and defensive sectors shining brightest. Volatility peaked in the early weeks of 2016, as continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009. Markets then rose beginning in February amid U.S. job gains, a broad rally in energy and materials markets, global economic stimulus and perceived softening of monetary policy by the U.S. Federal Reserve. The June 23 Brexit vote surprised markets and resulted in a sharp two-day decline for stocks, followed by a rebound as investor sentiment shifted and remained positive through July 31. For the year, dividend-rich telecom services (+26%), utilities (+23%) and consumer staples (+12%) led the way amid strong investor demand for yield. Industrials (+10%) and information technology (+10%) also outperformed, as did materials (+8%), despite a weak commodities environment overall. Conversely, a strong run for real estate stocks couldn’t keep financials (-4%) from losing ground, as low interest rates continued to squeeze bank profits.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  From the fund’s inception date on October 8, 2015, through July 31, 2016, the fund gained 9.01%, roughly in line with the 9.11% return of the benchmark MSCI USA Quality Index. In a mostly strong period of performance, every sector in the index gained ground except for energy, where several of the stocks in the index struggled – especially Marathon Petroleum, an oil refiner whose profitability suffered along with falling gas prices. Consumer staples and health care fared best, gaining roughly 14% and 12%, respectively. Within the latter group, the fund’s top individual contributor in absolute terms was pharmaceutical manufacturer and medical products company Johnson & Johnson – the largest position in the index – which rose steadily for the period and finished with a 34% gain. In the information technology sector, software manufacturer Microsoft and Alphabet, parent company of Google, enjoyed strong results, as did chipmakers Texas Instruments and Intel. Hardware and home products retailer Home Depot also added value. On the negative side, the biggest detractor by a wide margin was Gilead Sciences, which struggled after the company reported weak quarterly earnings and revenue in April. Consumer electronics and personal computer maker Apple declined modestly, although the impact on absolute performance was magnified because of the stock’s large position in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.2	5.4
Johnson & Johnson	5.2	5.4
Apple, Inc.	5.1	4.4
Home Depot, Inc.	3.3	4.1
IBM Corp.	3.1	0.0
	21.9

Top Five Market Sectors as of July 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.9	32.6
Consumer Discretionary	22.5	22.6
Industrials	14.3	15.0
Health Care	12.1	15.5
Consumer Staples	6.7	8.0

Asset Allocation (% of fund's investments)

As of July 31, 2016*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.9%

As of January 31, 2016*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets**	(0.1)%

 * Foreign investments - 4.3%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments July 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 22.5%
Auto Components - 0.4%
Delphi Automotive PLC	216,022	$14,650,612
Distributors - 0.3%
Genuine Parts Co.	104,811	10,715,877
Hotels, Restaurants & Leisure - 4.6%
Chipotle Mexican Grill, Inc. (a)(b)	21,420	9,081,866
McDonald's Corp.	608,146	71,548,377
Starbucks Corp.	1,317,165	76,461,428
Starwood Hotels & Resorts Worldwide, Inc.	120,087	9,373,991
		166,465,662
Household Durables - 0.1%
Leggett & Platt, Inc.	87,971	4,624,635
Internet & Catalog Retail - 1.4%
Priceline Group, Inc. (a)	34,273	46,296,311
TripAdvisor, Inc. (a)(b)	75,282	5,267,482
		51,563,793
Leisure Products - 0.2%
Polaris Industries, Inc. (b)	54,009	5,333,389
Media - 3.5%
CBS Corp. Class B	268,050	13,997,571
Omnicom Group, Inc.	166,112	13,669,356
The Walt Disney Co.	1,031,381	98,961,007
		126,627,934
Multiline Retail - 0.6%
Dollar General Corp.	188,050	17,815,857
Nordstrom, Inc. (b)	90,194	3,989,281
		21,805,138
Specialty Retail - 8.8%
Advance Auto Parts, Inc.	46,169	7,842,266
Bed Bath & Beyond, Inc.	121,062	5,441,737
Dick's Sporting Goods, Inc.	61,427	3,150,591
Foot Locker, Inc.	95,478	5,692,398
Gap, Inc. (b)	176,827	4,560,368
Home Depot, Inc.	864,032	119,443,784
Lowe's Companies, Inc.	555,479	45,704,812
O'Reilly Automotive, Inc. (a)	83,832	24,364,094
Ross Stores, Inc.	358,435	22,162,036
Tiffany & Co., Inc. (b)	77,666	5,011,010
TJX Companies, Inc.	635,667	51,946,707
Tractor Supply Co.	104,078	9,538,749
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	43,365	11,327,372
		316,185,924
Textiles, Apparel & Luxury Goods - 2.6%
lululemon athletica, Inc. (a)(b)	80,844	6,277,537
Michael Kors Holdings Ltd. (a)	150,550	7,786,446
NIKE, Inc. Class B	1,066,363	59,183,147
Ralph Lauren Corp.	36,275	3,558,215
VF Corp.	242,306	15,127,164
		91,932,509

TOTAL CONSUMER DISCRETIONARY		809,905,473

CONSUMER STAPLES - 6.7%
Beverages - 3.5%
Brown-Forman Corp. Class B (non-vtg.)	97,330	9,556,833
Dr. Pepper Snapple Group, Inc.	121,648	11,983,544
PepsiCo, Inc.	967,363	105,365,178
		126,905,555
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	279,541	46,744,846
Whole Foods Market, Inc.	210,096	6,403,726
		53,148,572
Food Products - 1.0%
Campbell Soup Co.	127,695	7,951,568
Hormel Foods Corp.	198,163	7,401,388
McCormick & Co., Inc. (non-vtg.)	74,009	7,567,420
The Hershey Co.	117,501	13,014,411
		35,934,787
Household Products - 0.2%
Church & Dwight Co., Inc.	83,483	8,201,370
Personal Products - 0.5%
Estee Lauder Companies, Inc. Class A	169,304	15,728,342

TOTAL CONSUMER STAPLES		239,918,626

ENERGY - 1.1%
Energy Equipment & Services - 0.1%
FMC Technologies, Inc. (a)	136,568	3,466,096
Oil, Gas & Consumable Fuels - 1.0%
Phillips 66 Co.	293,913	22,355,023
Valero Energy Corp.	292,514	15,292,632
		37,647,655

TOTAL ENERGY		41,113,751

FINANCIALS - 2.7%
Capital Markets - 1.0%
Eaton Vance Corp. (non-vtg.)	83,181	3,145,074
Franklin Resources, Inc.	245,753	8,893,801
SEI Investments Co.	102,858	4,628,610
T. Rowe Price Group, Inc.	185,251	13,095,393
TD Ameritrade Holding Corp.	166,356	5,050,568
		34,813,446
Insurance - 0.9%
Marsh & McLennan Companies, Inc.	343,415	22,579,536
Progressive Corp.	354,838	11,535,783
		34,115,319
Real Estate Investment Trusts - 0.7%
Public Storage	103,691	24,773,854
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	28,883	3,161,822

TOTAL FINANCIALS		96,864,441

HEALTH CARE - 12.1%
Biotechnology - 3.9%
Biogen, Inc. (a)	165,862	48,088,370
Gilead Sciences, Inc.	1,084,975	86,222,963
United Therapeutics Corp. (a)	37,237	4,506,049
		138,817,382
Health Care Equipment & Supplies - 0.8%
Edwards Lifesciences Corp. (a)	145,143	16,621,776
ResMed, Inc.	98,871	6,810,234
Varian Medical Systems, Inc. (a)	67,968	6,439,288
		29,871,298
Health Care Providers & Services - 0.3%
Henry Schein, Inc. (a)	53,052	9,601,351
Life Sciences Tools & Services - 0.5%
Mettler-Toledo International, Inc. (a)	27,218	11,192,314
Waters Corp. (a)	51,323	8,156,764
		19,349,078
Pharmaceuticals - 6.6%
Eli Lilly & Co.	613,455	50,849,285
Johnson & Johnson	1,485,782	186,064,480
		236,913,765

TOTAL HEALTH CARE		434,552,874

INDUSTRIALS - 14.3%
Aerospace & Defense - 6.1%
General Dynamics Corp.	184,690	27,129,114
Honeywell International, Inc.	479,248	55,750,920
Northrop Grumman Corp.	119,683	25,926,928
Raytheon Co.	191,078	26,661,113
Rockwell Collins, Inc.	91,644	7,754,915
The Boeing Co.	562,939	75,242,427
		218,465,417
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	113,383	7,893,724
Expeditors International of Washington, Inc.	135,839	6,714,522
		14,608,246
Airlines - 0.1%
Southwest Airlines Co.	112,522	4,164,439
Building Products - 0.1%
A.O. Smith Corp.	50,106	4,654,346
Commercial Services & Supplies - 0.2%
Cintas Corp.	54,401	5,835,595
Electrical Equipment - 1.2%
Acuity Brands, Inc.	28,108	7,376,382
Emerson Electric Co.	449,382	25,120,454
Rockwell Automation, Inc.	100,207	11,463,681
		43,960,517
Industrial Conglomerates - 2.3%
3M Co.	472,510	84,276,884
Machinery - 1.5%
Cummins, Inc.	110,510	13,567,313
Illinois Tool Works, Inc.	213,627	24,652,556
Snap-On, Inc.	38,410	6,036,900
WABCO Holdings, Inc. (a)	38,647	3,875,135
Wabtec Corp.	61,283	4,197,886
		52,329,790
Professional Services - 0.4%
Equifax, Inc.	74,803	9,908,405
Robert Half International, Inc.	110,266	4,029,120
		13,937,525
Road & Rail - 1.5%
J.B. Hunt Transport Services, Inc.	65,542	5,448,506
Union Pacific Corp.	540,292	50,274,171
		55,722,677
Trading Companies & Distributors - 0.5%
Fastenal Co.	219,153	9,368,791
W.W. Grainger, Inc.	41,560	9,095,406
		18,464,197

TOTAL INDUSTRIALS		516,419,633

INFORMATION TECHNOLOGY - 36.9%
Communications Equipment - 0.2%
F5 Networks, Inc. (a)	53,193	6,565,080
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A	194,838	11,596,758
FLIR Systems, Inc.	85,642	2,790,216
TE Connectivity Ltd.	231,562	13,958,557
		28,345,531
Internet Software & Services - 5.1%
Alphabet, Inc.:
Class A	114,868	90,899,643
Class C (a)	122,093	93,863,877
		184,763,520
IT Services - 12.6%
Accenture PLC Class A	646,418	72,922,415
Automatic Data Processing, Inc.	376,661	33,503,996
Broadridge Financial Solutions, Inc.	84,712	5,733,308
IBM Corp.	680,959	109,375,635
MasterCard, Inc. Class A	1,013,370	96,513,359
Paychex, Inc.	287,019	17,014,486
The Western Union Co.	387,147	7,742,940
Visa, Inc. Class A	1,399,034	109,194,604
		452,000,743
Semiconductors & Semiconductor Equipment - 6.7%
Intel Corp.	3,011,163	104,969,142
Linear Technology Corp.	185,528	11,129,825
Qualcomm, Inc.	894,257	55,962,603
Skyworks Solutions, Inc.	141,418	9,336,416
Texas Instruments, Inc.	732,445	51,088,039
Xilinx, Inc.	159,515	8,148,026
		240,634,051
Software - 6.2%
CDK Global, Inc.	94,613	5,467,685
Intuit, Inc.	257,030	28,527,760
Microsoft Corp.	3,332,084	188,862,520
		222,857,965
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	1,779,941	185,487,652
Seagate Technology LLC (b)	191,412	6,130,926
		191,618,578

TOTAL INFORMATION TECHNOLOGY		1,326,785,468

MATERIALS - 3.2%
Chemicals - 3.1%
International Flavors & Fragrances, Inc.	53,554	7,136,071
LyondellBasell Industries NV Class A	346,736	26,095,351
Monsanto Co.	329,429	35,173,134
PPG Industries, Inc.	179,401	18,785,079
Sherwin-Williams Co.	63,772	19,114,382
Valspar Corp.	47,495	5,056,793
		111,360,810
Containers & Packaging - 0.1%
Avery Dennison Corp.	56,300	4,385,207

TOTAL MATERIALS		115,746,017

TOTAL COMMON STOCKS
(Cost $3,378,518,363)		3,581,306,283
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.34% to 0.49% 9/1/16 to 6/22/17 (c)
(Cost $797,669)	800,000	797,943
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.42% (d)	19,257,760	$19,257,760
Fidelity Securities Lending Cash Central Fund, 0.45% (d)(e)	30,537,250	30,537,250
TOTAL MONEY MARKET FUNDS
(Cost $49,795,010)		49,795,010
TOTAL INVESTMENT PORTFOLIO - 100.9%
(Cost $3,429,111,042)		3,631,899,236
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(33,289,937)
NET ASSETS - 100%		$3,598,609,299

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
153 CME E-mini S&P 500 Index Contracts (United States)	Sept. 2016	16,586,730	$589,493

The face value of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $506,321.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$107,095
Fidelity Securities Lending Cash Central Fund	10,850
Total	$117,945

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$809,905,473	$809,905,473	$--	$--
Consumer Staples	239,918,626	239,918,626	--	--
Energy	41,113,751	41,113,751	--	--
Financials	96,864,441	96,864,441	--	--
Health Care	434,552,874	434,552,874	--	--
Industrials	516,419,633	516,419,633	--	--
Information Technology	1,326,785,468	1,326,785,468	--	--
Materials	115,746,017	115,746,017	--	--
U.S. Government and Government Agency Obligations	797,943	--	797,943	--
Money Market Funds	49,795,010	49,795,010	--	--
Total Investments in Securities:	$3,631,899,236	$3,631,101,293	$797,943	$--
Derivative Instruments:
Assets
Futures Contracts	$589,493	$589,493	$--	$--
Total Assets	$589,493	$589,493	$--	$--
Total Derivative Instruments:	$589,493	$589,493	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$589,493	$0
Total Equity Risk	589,493	0
Total Value of Derivatives	$589,493	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2016
Assets
Investment in securities, at value (including securities loaned of $30,176,075) — See accompanying schedule: Unaffiliated issuers (cost $3,379,316,032)	$3,582,104,226
Fidelity Central Funds (cost $49,795,010)	49,795,010
Total Investments (cost $3,429,111,042)		$3,631,899,236
Cash		132,359
Receivable for fund shares sold		5,223,168
Dividends receivable		1,212,473
Distributions receivable from Fidelity Central Funds		39,427
Receivable for daily variation margin for derivative instruments		21,935
Prepaid expenses		3,910
Receivable from investment adviser for expense reductions		250,864
Total assets		3,638,783,372
Liabilities
Payable for investments purchased	$8,121,704
Payable for fund shares redeemed	605,445
Accrued management fee	263,154
Other affiliated payables	259,422
Other payables and accrued expenses	387,098
Collateral on securities loaned, at value	30,537,250
Total liabilities		40,174,073
Net Assets		$3,598,609,299
Net Assets consist of:
Paid in capital		$3,375,035,171
Undistributed net investment income		17,169,542
Accumulated undistributed net realized gain (loss) on investments		3,026,899
Net unrealized appreciation (depreciation) on investments		203,377,687
Net Assets, for 331,193,037 shares outstanding		$3,598,609,299
Net Asset Value, offering price and redemption price per share ($3,598,609,299 ÷ 331,193,037 shares)		$10.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 8, 2015 (commencement of operations) to July 31, 2016
Investment Income
Dividends		$20,012,519
Interest		881
Income from Fidelity Central Funds		117,945
Total income		20,131,345
Expenses
Management fee	$1,174,475
Transfer agent fees	880,856
Accounting and security lending fees	306,191
Custodian fees and expenses	49,533
Independent trustees' fees and expenses	4,147
Registration fees	482,100
Audit	46,887
Legal	941
Interest	242
Miscellaneous	2,577
Total expenses before reductions	2,947,949
Expense reductions	(1,199,610)	1,748,339
Net investment income (loss)		18,383,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,835,857
Futures contracts	362,562
Total net realized gain (loss)		3,198,419
Change in net unrealized appreciation (depreciation) on: Investment securities	202,788,194
Futures contracts	589,493
Total change in net unrealized appreciation (depreciation)		203,377,687
Net gain (loss)		206,576,106
Net increase (decrease) in net assets resulting from operations		$224,959,112

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 8, 2015 (commencement of operations) to July 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,383,006
Net realized gain (loss)	3,198,419
Change in net unrealized appreciation (depreciation)	203,377,687
Net increase (decrease) in net assets resulting from operations	224,959,112
Distributions to shareholders from net investment income	(922,562)
Share transactions
Proceeds from sales of shares	3,465,227,511
Reinvestment of distributions	922,562
Cost of shares redeemed	(91,577,324)
Net increase (decrease) in net assets resulting from share transactions	3,374,572,749
Total increase (decrease) in net assets	3,598,609,299
Net Assets
Beginning of period	–
End of period	$3,598,609,299
Other Information
Undistributed net investment income end of period	$17,169,542
Shares
Sold	339,946,020
Issued in reinvestment of distributions	87,447
Redeemed	(8,840,430)
Net increase (decrease)	331,193,037

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Quality Index Fund

Period ended July 31,	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.13
Net realized and unrealized gain (loss)	.77
Total from investment operations	.90
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$10.87
Total ReturnC,D	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%G
Expenses net of fee waivers, if any	.15%G
Expenses net of all reductions	.15%G
Net investment income (loss)	1.56%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,598,609
Portfolio turnover rateH	25%G

 A For the period October 8, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2016

1. Organization.

Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to the redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, losses deferred due to wash sales and market discount.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$242,634,814
Gross unrealized depreciation	(46,352,610)
Net unrealized appreciation (depreciation) on securities	$196,282,204
Tax Cost	$3,435,617,032

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,719,846
Undistributed long-term capital gain	$572,077
Net unrealized appreciation (depreciation) on securities and other investments	$196,282,204

The tax character of distributions paid was as follows:

July 31, 2016
Ordinary Income	$922,562

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $362,562 and a change in net unrealized appreciation (depreciation) of $589,493 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,704,097,852 and $327,783,531, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts withFMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,551,500.58%		$242

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,100 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,850.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This waiver will remain in place through September 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,195,628.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,982.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Core Fund and Strategic Advisers Growth Fund were the owners of record of 44% and 23%, respectively, of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 8, 2015 (commencement of operations) to July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Quality Index Fund as of July 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 8, 2015 (commencement of operations) to July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jennifer Toolin McAuliffe and Mark A. Murray, each of the Trustees oversees 244 funds. Ms. McAuliffe and Mr. Murray each oversees 191 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel serves as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 to July 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period-B February 1, 2016 to July 31, 2016
Actual	.15%	$1,000.00	$1,104.70	$.78
Hypothetical-C		$1,000.00	$1,024.12	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S Quality Index Fund voted to pay on September 19, 2016, to shareholders of record at the opening of business on September 16, 2016, a distribution of $0.031 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.05 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2016, $572,077, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 94% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 96% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV4-ANN-0916
1.9868208.100

Item 2.

Code of Ethics

As of the end of the period, July 31, 2016, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2016 FeesA.B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$41,000	$-	$6,400	$1,000
Fidelity SAI Real Estate Index Fund	$34,000	$-	$6,100	$500
Fidelity SAI Small-Mid Cap 500 Index Fund	$38,000	$-	$4,900	$800
Fidelity SAI U.S. Large Cap Index Fund	$35,000	$-	$6,100	$500
Fidelity SAI U.S. Quality Index Fund	$37,000	$-	$4,900	$800

July 31, 2015 FeesA.B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$39,000	$-	$6,300	$700
Fidelity SAI Real Estate Index Fund	$-	$-	$-	$-
Fidelity SAI Small-Mid Cap 500 Index Fund	$-	$-	$-	$-
Fidelity SAI U.S. Large Cap Index Fund	$-	$-	$-	$-
Fidelity SAI U.S. Quality Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity SAI Real Estate Index Fund and Fidelity SAI U.S. Large Cap Index Fund commenced operations on February 2, 2016.  Fidelity SAI U.S. Quantity Index Fund commenced operations on October 8, 2015.  Fidelity SAI Small-Mid Cap 500 Index Fund commenced operations on August 12, 2015.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2016A,B	July 31, 2015A,B
Audit-Related Fees	$35,000	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$175,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Quantity Index Fund and Fidelity SAI Small-Mid Cap 500 Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2016 A,B	July 31, 2015 A,B
Deloitte Entities	$105,000	$540,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Quantity Index Fund and Fidelity SAI Small-Mid Cap 500 Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	September 27, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 27, 2016